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                            DEUTSCHE ASSET MANAGEMENT

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                                  Mutual Fund
                                 Annual Report
                                October 31, 2001

European Equity Fund
International Select Equity Fund
Emerging Markets Equity Fund

                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

International Equity Funds
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS .................................   3
              PERFORMANCE COMPARISON .................................  13
              ADDITIONAL PERFORMANCE INFORMATION .....................  15

              INTERNATIONAL EQUITY FUNDS
                 Schedules of Investments ............................  28
                 Statements of Assets and Liabilities ................  36
                 Statements of Operations ............................  38
                 Statements of Changes in Net Assets .................  40
                 Financial Highlights ................................  42
                 Notes to Financial Statements .......................  54
                 Report of Independent Accountants ...................  62
                 Tax Information .....................................  62


                -----------------------------------------------
   The Funds are not insured by the FDIC and are not deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
                -----------------------------------------------

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                                        2

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o EUROPEAN EQUITY FUND

We are pleased to present you with this annual report for the European Equity Fund (the 'Fund'). It provides a review of the markets, the Fund and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings for the 12-month period ended October 31, 2001.

We are also pleased to announce that Morningstar[REGISTRATION] continued to recognize the Fund's Institutional Class for its strong investment performance.1 In fact, the Institutional Class maintained the highest Overall Morningstar Rating[TRADEMARK] (5-stars) based on its risk-adjusted performance. As of October 31, 2001, the European Equity Fund's Institutional Class was rated 5-stars out of 1,309 International Equity Funds.

MARKET ACTIVITY
Europe overall returned -22.85% in US dollar terms for the 12 months ended October 31, 2001, as measured by the Morgan Stanley Capital International ('MSCI') Europe Index, slightly outperforming the -24.91% of the US Standard & Poor's ('S&P') 500 Index. In US dollar terms, the UK outperformed continental Europe, returning -19.41% versus -27.96% for Europe ex-UK. Europe as a whole experienced slower economic growth, but inflation remained tame and provided some relief from shrinking corporate profit margins amidst lessened demand for goods and services. At the same time, the aggressive pace of interest rate cuts by most central banks, including the US Federal Reserve Board, did not sufficiently relieve investors' concerns that recession could be averted. This led to a significant sell-off in virtually all world markets, including those of Europe. In fact, the European Central Bank, unlike its counterparts, took a 'go slow' approach to interest rate cuts, compounding the European markets' disappointment. From a global context, valuations within Europe remained attractive during the fiscal year. The euro ended the period in the middle of its trading range, still providing little indication that the currency is ready for a leading role in foreign exchange markets.

Despite a strong rally off of the sharp post-September 11 sell-off, European equity markets registered negative returns for the annual period. The UK and Switzerland outperformed over the 12 months, driven largely by their defensive characteristics. The UK market was further supported by its more robust economic environment relative to continental Europe. As economic deterioration accelerated, Germany's concentration of companies in the Financial, Industrial, and Information Technology industries led its equity market to fall 31.52% for the fiscal year. Meanwhile, the more diversified French market outperformed with a 25.70% annual decline.

Overall, peripheral European markets tended to outperform core Europe because their economies are more domestically-oriented and therefore more insulated from the general regional and global economic slowdown. Some of the peripheral European markets outperformed because investors sought value in less discovered companies with strong balance sheets and defensive characteristics. These markets included Austria and Ireland, down 8.28% and 9.55% in US dollar terms for the twelve months, respectively. Spain and Denmark outperformed as well, with 17.84% and 18.25% annual declines, respectively, in US dollar terms. Information Technology-heavy markets fell sharply during the annual period. For example, Sweden gave up 43.40% and Finland suffered a 44.67% 12-month decline in US dollar terms, led by index heavyweights Ericsson and Nokia, respectively.

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar[REGISTRATION] proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-, five-, and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury bill returns. The Overall Morningstar Rating[TRADEMARK] is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk-adjusted performance. As of October 31, 2001 the European Equity Fund Institutional Class was rated 5-stars among 1,309 and 862 International Equity Funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Fund was rated exclusively against US domiciled funds. Ratings are for the Institutional Class only; other classes may vary.

THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.

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                                        3

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Emerging Europe, down 34.71% in US dollar terms for the fiscal year, underperformed the developed European markets, primarily due to Turkey's equity market performance. Ex-Turkey, the European emerging markets overall actually outperformed the developed European markets. Turkey, down 67.78% over the 12 months, was the worst performer in the region, as its inflation rates soared to unprecedented levels and its economic prospects grew worse after its currency devaluation. Poland, off just 6.84% for the annual period, was one of the better performers among global markets, supported by improving economic conditions and decreasing unemployment. In Russia, strong oil revenues, combined with a more reform-oriented environment, led its equity market to outperform comparatively, down only 10.78% for the fiscal year. Significant outperformers in the Russian market included such stocks as Surgutneftegaz and Mobile Telesystems.

INVESTMENT REVIEW
The European Equity Fund's Institutional Class produced a return of -28.10% for the 12 months ended October 31, 2001, underperforming the -25.89% return of the Lipper European Region Funds Average and the -22.85% return of the Morgan Stanley Capital International ('MSCI') Europe Index.

The deep value-oriented investment style, favored for much of calendar 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility. In the closing weeks of the Fund's fiscal year,

                                                      CUMULATIVE TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                           1 Year  3 Years    5 Years    Since      1 Year 3 Years   5 Years     Since
   October 31, 2001                                                Inception 2                             Inception 2
----------------------------------------------------------------------------------------------------------------------
 European Equity Fund 1
   Institutional Class                   (28.10)%  117.50%    207.30%  225.74%    (28.10)%  29.56%     25.17%   25.73%
   Investment Class                      (28.17)%     n/a        n/a    33.11%    (28.17)%    n/a        n/a    16.66%
   Class A Shares                        (28.20)%  116.17%    203.71%  222.04%    (28.20)%  29.30%     24.88%   25.43%
   Class B Shares                        (28.74)%  111.98%    194.23%  211.58%    (28.74)%  28.46%     24.09%   24.63%
   Class C Shares                        (28.45)%  112.83%    195.42%  212.87%    (28.45)%  28.63%     24.19%   24.73%
----------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3                     (22.85)%  (12.37)%    35.86%   41.94%    (22.85)%  (4.31)%     6.32%    7.01%
----------------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 4  (25.89)%   (5.70)%    31.99%   33.22%    (25.89)%  (2.39)%     5.32%    5.45%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S CLASS A, CLASS B AND CLASS C SHARES' AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (32.15)%, FIVE-YEAR 23.47%, SINCE INCEPTION 24.06%; CLASS B SHARES--ONE-YEAR (32.30)%, FIVE-YEAR 23.92% SINCE INCEPTION 24.56%; CLASS C SHARES--ONE-YEAR (29.16)%, FIVE-YEAR 24.19%, SINCE INCEPTION 24.73%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE. The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable maximum sales charges and expenses of the Class A, Class B and Class C Shares.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A, Class B and Class C Shares.
     THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 The Fund's inception dates are: Institutional Class: September 3, 1996 and Investment Class: December 23, 1999. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the periods beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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                                        4

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 COUNTRY ALLOCATION                        Percent Held
 As of October 31, 2001
 (percentages are based on market value of total investments in the Fund)
-------------------------------------------------------
   United Kingdom .............................. 19.72%
   France ...................................... 14.89
   Germany .....................................  8.62
   Italy .......................................  6.90
   Netherlands .................................  6.14
   Spain .......................................  5.72
   Russia ......................................  5.02
   Ireland .....................................  4.94
   Norway ......................................  4.51
   Other ....................................... 23.54
                                                ------
                                                100.00%
                                                ======


Information Technology and economically-sensitive stocks moved higher in anticipation of a V-shaped rebound, despite the absence of any indication that an economic recovery was on the horizon. Broadly postured and more diversified portfolios like the European Equity Fund did not fully benefit from this unrealistic viewpoint.

Over the 12 months ended October 31, 2001, we increased the Fund's focus on those companies able to demonstrate increased free cash flow generation and a safe and growing dividend yield. In pursuing this strategy, we continued to prefer continental European equities benefiting from structural reform and supportive tax policies. Within the United Kingdom, we maintained an underweight position, but continued to find stocks that we believe offer attractive valuations and good prospects despite a slower economic environment. We also increased the Fund's already overweight position in emerging European markets, including those of Croatia, Russia and Poland.

The Fund had a neutral weighting in the broad Financial sector by the end of the fiscal year, with a slight overweighting in banks and diversified financials and an underweighting in insurers. Many insurers sold off after September 11, in anticipation of heavy losses resulting from recent terrorist action. The Fund took this opportunity to add to well-provisioned and highly profitable firms, such as Germany's Allianz AG and Munich Re, which we believe should benefit from higher premiums on future business. Among the Fund's largest holdings were two emerging European banks--Croatia's Zagrebacka Banka and Hungary's OTP Bank. Two new holdings within the sector are Alpha Bank, Greece's second largest bank, and Union Bank of Norway.

We sharply reduced the Fund's exposure to the Information Technology sector based on current valuations, and we increased its position in the Telecommunications Services sector. In our view, increased visibility, improved profitability and a greater focus on balance sheet improvement warranted a higher exposure to the Telecommunications Services sector. More specifically, semiconductor pricing continued to soften during the annual period, as overcapacity and slack demand put pressure on producers. While software valuations improved somewhat, hardware multiples were still difficult to justify, even if economic recovery comes in the second half of 2002. At the same time, the excesses of the Technology, Media and Telecommunications (TMT) bubble, still present in the Technology sector, abated among select Telecommunications companies.

Attractive valuations coupled with minimal advertising exposure led to the Fund's selective increase in the Media sector. For example, the Fund established a position in Sogecable, a leader in the Spanish cable sector with attractive prospects and limited exposure to declining advertising revenues. The Fund also held a position in British Sky Broadcasting, the UK's leading satellite TV provider. The Fund sold its position in France's Vivendi Universal during the fiscal year, as we saw better opportunities elsewhere in the sector.

The Fund was slightly overweight the Energy sector, as we liked the sector's earnings visibility and free cash flow generation capability. The Fund's largest Energy holdings included France's TotalFinaElf, Italy's ENI and Norway's Statoil. The Fund also had significant exposure to two well-positioned Russian integrated oil producers-- Surgutneftegaz and Lukoil. Despite lower oil prices and a weakening global economy, valuations in the sector remained unattractive even at current levels.

The Fund remained defensively positioned with a slight overweighting in the Consumer Staples and Utilities sectors and an underweighting in the Health Care sector. In Utilities, the Fund maintained its core holdings in Germany's E.On and France's Suez, and we added the United Kingdom's Scottish & Southern Energy and Russia's UES. We took profits in two of the Fund's largest Pharmaceutical names--Ireland's Elan Corp. and France's Aventis--during the second half of the fiscal year.


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                                        5

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MANAGER OUTLOOK

The tragic events of September 11 and their aftermath have added new uncertainty to already volatile world equity markets, including those of Europe. The economic toll is yet to be fully felt, but the tally of human loss, both in lives and security, is likely to be far greater. While it was clear that the global economy had begun to slow prior to the attacks, the prospect of recession in the larger G-71 countries will likely become increasingly reflected in equity market performance over the coming months and into 2002.

It is unlikely that Europe will escape the economic downturn that has arrived in the US and elsewhere around the world. Still, the region is buffered by several factors, which we believe provide a unique and optimistic opportunity for investors. First, unlike the central banks of the US and Japan, the European Central Bank was not as aggressive in its interest rate cuts and thus there remains considerable firepower in reserve in the form of substantial stimulus yet available. The Eurozone has also been well shielded by a weak euro, fiscal stimulus and structural economic reform. The euro remains weak, providing a competitive currency to fuel export demand and competition vis-a-vis the UK, the US and Japan. Still, further deceleration is expected before global monetary easing and inventory adjustments permit some recovery in the latter half of 2002. Tax reductions and declining inflation are also expected to help boost corporate profitability going forward. Eastern Europe, in our view, remains relatively isolated from the global economic downturn. More robust economic growth together with reform and privatization continue to offer attractive investment opportunities there.

In short, we believe the phenomena of the late 1990s, whereby investors were willing to pay any price for 'New Economy' stocks offering questionable growth and dubious business models, is over. Thus, we intend to continue to make visibility of earnings, free cash flow generation and management focus central to the Fund's investment thesis for the foreseeable future. We believe the combination of attractive valuations and predictable earnings growth should combine into a winning formula for long-term capital appreciation in this otherwise uncertain economic environment.

 TEN LARGEST STOCK HOLDINGS
 As of October 31, 2001
 (percentages are based on total net assets of the Fund)
 -------------------------------------------------------
   Zagrebacka Banka GDR ......................... 2.77%
   TotalFinaElf SA .............................. 2.71
   OTP Bank ..................................... 2.69
   ENI SPA ...................................... 2.56
   Vodafone Group Plc ........................... 2.46
   Koninklijke Ahold NV ......................... 2.29
   Tyco International Ltd. ...................... 2.08
   Allianz AG ................................... 2.07
   Aventis SA ................................... 2.05
   Bank Polska Kasa Opieki SA GDR ............... 2.00

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the European Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

/S/ MICHAEL LEVY

/S/ CLARE BRODY

/S/ MATTHIAS KNERR

/S/ OLIVER KRATZ

Michael Levy, Clare Brody,
Matthias Knerr and Oliver Kratz
Portfolio Managers of the EUROPEAN EQUITY FUND
October 31, 2001


--------------------------------------------------------------------------------
1 The seven largest industrialized countries in the world--the US, Japan, Great Britain, France, Germany, Italy and Canada.


--------------------------------------------------------------------------------
                                        6

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o INTERNATIONAL SELECT EQUITY FUND
o EMERGING MARKETS EQUITY FUND

We are pleased to present you with this annual report for the International Select Equity Fund and Emerging Markets Equity Fund (the 'Funds').

We are also pleased to announce that Morningstar[REGISTRATION] continued to recognize the International Select Equity Fund's Institutional Class for its strong investment performance.1 Most notably, the Institutional Class maintained the highest Overall Morningstar Rating[TRADEMARK] (5-stars) based on its risk-adjusted performance. As of October 31, 2001, the International Select Equity Fund's Institutional Class was rated 5-stars out of 1,309 International Equity Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the 12-months ended October 31, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/S/ ALEX J. H. TEDDER

Alex J. H. Tedder, Portfolio Manager of
INTERNATIONAL SELECT EQUITY FUND

/S/ MATTHEW LINSEY

Matthew Linsey, Portfolio Manager of
EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------


o INTERNATIONAL SELECT EQUITY FUND
MARKET ACTIVITY

International equity markets were characterized by extreme volatility during the annual period ended October 31, 2001. Given the extraordinary returns from the international equity markets in 1999 and early 2000 and the high stock valuations that dominated during these years, most would agree that some form of correction was inevitable. That correction came during this fiscal year, with growth stocks, led by the Technology, Media and Telecommunications (TMT) sectors, suffering badly in the sell-off experienced around the globe. Most areas of the TMT universe reverted to long-term trend price levels by the end of the first calendar quarter of 2001, underlining the scale of overvaluation at the peak. However, a certain resilience was maintained in the international equity markets until


 GEOGRAPHIC DISTRIBUTION                  PERCENT HELD
 As of October 31, 2001
  (percentages are based on market value of total investments in the Fund)
--------------------------------------------------------------------------
   Continental Europe .........................  60.17%
   United Kingdom .............................  25.43
   Japan ......................................  12.42
   Asia (ex Japan) ............................   1.98
                                                ------
                                                100.00%
                                                ======

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar[REGISTRATION] proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury bill returns. The Overall Morningstar Rating[TRADEMARK] is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk adjusted performance. As of October 31, 2001, International Select Equity Fund Institutional Class was rated 5-stars among 1,309 and 862 International Equity Funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Fund was rated exclusively against US domiciled funds. Ratings are for the Institutional Class only; other classes may vary.

--------------------------------------------------------------------------------
                                        7

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

August 2001, by which time the steady trickle of negative news flow from the corporate sector had developed into a flood. A series of high profile corporate write-offs, write-downs and bankruptcy announcements pushed many investors into a mode of surrender. Equity market fragility was only compounded by the tragic events of September 11, which accelerated the correction, as consumer and business confidence plummeted further. In October, international equity markets rallied somewhat.

INVESTMENT REVIEW
The International Select Equity Fund Institutional Class produced a return of -25.57% for the 12 months ended October 31, 2001, as compared to -24.93% for the Morgan Stanley Capital International ('MSCI') EAFE Index in US dollar terms. The Fund outperformed the Lipper International Equity Funds Average return of -26.39% for the same period. As a growth-oriented fund, the environment for the Fund was extremely difficult during the fiscal year. However, throughout the period, we continued to focus on those stocks we believed to offer relative value and security. Using our bottom-up stock selection process, our policy has consistently been to seek to limit volatility without compromising the overall growth bias of the portfolio. This strategy led to mixed results.

Given our view that the international equity markets offered little, if any, absolute value during the fiscal year, we maintained a largely defensive posture in the Fund for most of the annual period. Early in the fiscal year, we added to the Fund's holdings in several non-

                                                       CUMULATIVE TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year  3 Years     5 Years      Since       1 Year 3 Years   5 Years     Since
   October 31, 2001                                                 Inception 2                              Inception 2
------------------------------------------------------------------------------------------------------------------------
 International Select Equity Fund 1
   Institutional Class                 (25.57)%   42.93%      62.09%    100.03%     (25.57)%  12.64%     10.14%   11.32%
   Investment Class                    (25.88)%     n/a         n/a     (11.49)%    (25.88)%    n/a        n/a    (5.90)%
   Premier Class                       (25.44)%     n/a         n/a     (42.12)%    (25.44)%    n/a        n/a   (27.92)%
   Class A Shares                      (25.54)%   41.78%      59.45%     95.61%     (25.54)%  12.34%      9.78%   10.93%
   Class B Shares                      (26.43)%   38.17%      53.23%     86.12%     (26.43)%  11.38%      8.91%   10.08%
   Class C Shares                      (26.43)%   38.17%      53.23%     86.12%     (26.43)%  11.38%      8.91%   10.08%
------------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index 3                   (24.93)%  (10.31)%      2.89%     13.20%     (24.93)%  (3.56)%     0.57%    1.95%
------------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
   Funds Average 4                     (26.39)%   (3.81)%     11.03%     25.33%     (26.39)%  (1.56)%     1.82%    3.28%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S CLASS A, CLASS B AND CLASS C SHARES' AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (29.64)%, FIVE-YEAR 8.55%, SINCE INCEPTION 9.97%; CLASS B SHARES--ONE-YEAR (30.11)%, FIVE-YEAR 8.63% SINCE INCEPTION 10.08%; CLASS C SHARES--ONE-YEAR (27.17)%, FIVE-YEAR 8.91%, SINCE INCEPTION 10.08%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE. The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the applicable maximum sales charges and expenses of the Class A, Class B and Class C Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A, Class B and Class C Shares.
2 The Fund's inception dates are: Institutional Class: May 15, 1995, Investment Class: October 29, 1999 and Premier Class: February 29, 2000. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the periods beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
                                        8

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

TMT sectors. These stocks included Nestle and Cadbury-Schweppes in the food manufacturing industry; Kao Corp. and Ahold in food retailing; Daito Trust Construction Co., Ltd. in real estate; Essilor International, Banyu Pharmaceutical and Fresenius Medical Care in the specialty medical industry; and Reckitt-Benckiser in household products. We extended the defensive stance of the Fund during the first calendar quarter of 2001 by adding to Fund positions in areas of the market with comparatively strong earnings visibility. For example, we either established or added to positions in pharmaceuticals through GlaxoSmithKline and Aventis, in security services through Group 4 Falck, in brewing through Interbrew, and in energy through BG Group and ENI. Each of these holdings proved to be relatively low-risk, performing relatively well--albeit in a down market--over the fiscal year.

The Fund's exposure to the Consumer Cyclicals sector was a positive factor for Fund returns--until September 11. As always, our strategy was to invest in high quality growth companies that are attractively priced based on our cash flow valuation methodology. At the half-year 2001 point, both bottom-up and macroeconomic data suggested that the combination of low interest rates, reasonably stable employment growth, fiscal easing and predominantly rising housing markets would serve to underpin consumer demand, despite the downturn in business capital spending. Thus, we maintained a significant exposure to the Consumer Cyclicals sector, primarily through the travel and leisure industries. Several companies' valuations appeared highly attractive. These included NH Hoteles (Spanish hotel operator); Six Continents Plc (formerly Bass Plc, a UK hotel operator which runs Inter-Continental, Holiday Inn and Crown Plaza and holds UK distribution rights to Pepsi Cola) and P&O Princess Cruises (a UK cruise operator competing with Royal Cruise Line and Carnival Cruise). Not surprisingly, the hotel, cruise and leisure industries suffered dramatically after the terrorist attacks in the US. In fact, the underperformance of the Fund during the final quarter of the fiscal year was due almost entirely to our exposure to these sub-sectors. Still, we continued to believe in these companies' fundamentals and thus used the downturn as an opportunity to add to the Fund's holdings in several of these companies at much lower prices. We believe that even with short-term earnings likely to be substantially lower than current estimates, these companies' shares offer genuine value on a medium-term view.

 TEN LARGEST STOCK HOLDINGS
 As of October 31, 2001
 (percentages are based on total net assets of the Fund)

   GlaxoSmithKline Plc .........................  4.85%
   Nestle SA Class B ...........................  3.50
   ENI SPA .....................................  3.44
   Credit Suisse Group .........................  3.17
   Telefonica ..................................  3.14
   Aventis SA ..................................  2.98
   ING Groep NV ................................  2.76
   Group 4 Falck ...............................  2.75
   Philips Electronics .........................  2.67
   Severn Trent Plc ............................  2.40

As we pointed out in our semi-annual shareholder report, it would clearly have been best if we had exited the TMT sectors completely. In hindsight, the same remained true for the second half of the fiscal year as well. Fund holdings in Ericsson and Cable & Wireless particularly disappointed. However, we chose to maintain some exposure to TMT stocks where we believed there to be a satisfactory trade-off between growth potential and current valuation. At the end of the fiscal period, it appeared that earnings estimates in the Information Technology universe were at more realistic levels than they had been earlier in the year, although valuations remained high in a historical context. We continued to hold positions in Nokia Oyj, GFI Informatique, Dassault Systemes, Sharp Corp., Canon, Inc. and Philips Electronics. In each case, we believe these companies to be soundly financed and well-managed with solid franchises and some degree of under-valuation from an intermediate-term perspective.

MANAGER OUTLOOK
Based on the assumption that the coalition's action against global terrorism is contained, we believe that international equity markets will likely begin to stabilize in the fourth calendar quarter of 2001. Although we expect further short-lived volatility around the third calendar quarter and year-end earnings reporting periods, in our view, the overall wave of earnings downgrades should begin to slow. Also, given the already poor earnings performance of many companies in the fourth calendar quarter of 2000, year over year comparisons should be easier in 2001.

--------------------------------------------------------------------------------
                                        9

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

At the same time, we maintain a somewhat cautious outlook for international equity markets over the intermediate term. Many securities that fell sharply after September 11 have rallied markedly since, closing the obvious valuation gap. However, given the scale of the collapse in consumer confidence, the overcapacity in many areas of manufacturing and the Information Technology sector worldwide and the pressure on corporate earnings and ultimately on employment levels, we believe that news flow in general is likely to remain negative. Despite earnings downgrades and these other macroeconomic factors, most analysts' forecasts still assume a recovery in sales growth in 2002, even in sectors with clear overcapacity. Our view is that the excesses of the late 1990s will take longer to unwind than many expect and than are implied even in current stock valuations. For all of these reasons, we intend to maintain a prudent, defensive stance in the Fund for the foreseeable future.

In further building this defensive position, recent additions to the Portfolio include Severn Trent, a UK water company that offers a substantial dividend yield, and Compass, a UK food service provider. We remain concerned about macroeconomic developments in Japan and particularly the outlook for its currency. Since these companies should not benefit from any weakness in the yen, we decided to hedge these holdings. Positions in companies such as Canon, Inc. and Sharp Corp. remain unhedged, since these leading multi-national companies should be clear beneficiaries from any yen weakness. In short, careful stock selection remains paramount in the months ahead.

--------------------------------------------------------------------------------

o EMERGING MARKETS EQUITY FUND
MARKET ACTIVITY
Emerging equity markets lost 23.46% in US dollars during the fiscal year, as measured by the Morgan Stanley Capital International ('MSCI') Emerging Markets Free Index. Much of the sector's outperformance versus the developed markets of the MSCI EAFE Index for the six months ended April 30, 2001 unwound in the latter half of the annual period, as global economic recovery prospects became more distant. There was great divergence among individual emerging market performance and high volatility throughout.

Faltering world economic growth and downgraded corporate earnings undermined the performance of the emerging equity markets in general during the first half of the fiscal year. In addition, the devaluation of the Turkish lira in February and the deepening economic failure of Argentina were specific negative country events that brought the MSCI Emerging Markets Free Index lower in the first half.

Most emerging equity markets staged a modest rally in the second calendar quarter of 2001, in tandem with the world's developed equity market performance. International Money Fund ('IMF') support packages for the weakest emerging economies, namely Argentina and Turkey, proved positive for the asset class, stabilizing equity risk premia1 .Russia, Mexico and Venezuela benefited during these months from the continued strength of oil prices.

During the third calendar quarter, emerging equity markets fell sharply, with the greatest sell-off seen in September. An already deteriorating outlook for global economic growth was exacerbated by the September 11 terrorist attacks in the US. Emerging equity market risk premia rose once again. As was the case with most developed markets, October provided a moderate rally for the emerging equity markets. Of particular note was Brazil, which bounced up strongly despite ongoing Argentine economic weakness and a likely debt restructuring.

Regionally, Asian equity markets generally outperformed the MSCI Emerging Markets Free Index for the fiscal year. Notable exceptions were China and Taiwan, which fell 40.2% and 32.4%, respectively, over the twelve months ended October 31. China was the worst performing market, primarily due to disappointing earnings and regulatory


 COUNTRY ALLOCATION                       PERCENT HELD
 As of October 31, 2001
 (percentages are based on market value of total investments in the Fund)
 -----------------------------------------------------
   Korea .....................................  15.90%
   Taiwan ....................................  12.57
   Mexico ....................................  11.23
   Brazil ....................................   9.82
   South Africa ..............................   9.06
   India .....................................   7.83
   China .....................................   5.38
   Russia ....................................   5.14
   Israel ....................................   5.06
   Other .....................................  18.01
                                               ------
                                               100.00%
                                               ======

--------------------------------------------------------------------------------
1 Equity risk premia is the amount that equities need to return over less risky assets to get investors to hold them.


--------------------------------------------------------------------------------
                                       10

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

concerns in the Telecommunications sector. Korea was the best performing market, declining just 0.94% over the annual period, as corporate restructuring prompted a re-rating of its equities. Malaysia and the smaller markets of Thailand, Indonesia and the Philippines outperformed, largely due to their lack of liquidity.

In Latin America, the ongoing weakness of the Argentine economy was reflected in its equity market performance, ie, down 48.1% for the 12 month period. As a consequence of the uncertainty over Argentina's solvency, Brazil's equity market and its currency fell. Brazil's central bank raised interest rates during the fiscal year in an effort to arrest the currency slide, but such monetary policy was unsuccessful. Mexico outperformed, declining just 7.3% for the annual period. Such performance was despite a poor earnings outlook based on its dependence on the US as its main export market.

The emerging European equity markets produced a wide spread of returns during the annual period, but underperformed the MSCI Emerging Markets Free Index as a region overall. Turkey underperformed significantly, as its currency and economic crises deepened. The Turkish market declined 67.78% in the twelve months ended October 31. On the other hand, the Hungarian equity market performed relatively well, declining 13.8% for the fiscal year, as investors were attracted to the market's defensive mix of strong economic fundamentals and an improved earnings outlook. Russia declined 10.78% in US dollar terms for the period, with its sensitivity to the price of oil proving to be a positive hedge. The South African equity market also performed well in relative terms over the fiscal year, as both inflation and interest rates were cut there.

INVESTMENT REVIEW
The Emerging Markets Equity Fund Institutional Class underperformed its benchmark for the 12 months ended October 31, 2001, with a return of -24.24% as compared to -23.46% for the Morgan Stanley Capital International ('MSCI') Emerging Markets Free Index. The Lipper Emerging Markets Funds Average returned -22.68% for the same period.

Strong performers for the Fund over the annual period included:
o Lukoil, Russia's leading oil company. With a highly competitive cost base after the 1998 currency devaluation and the benefit of high world oil prices, Lukoil had high cash generation over the fiscal year. The stock was trading at a significant discount to major international oil companies and benefited further from a significant re-rating. The company is beginning to exploit large new reserves in the Timan-Pechora and Caspian regions.
o Telemex, the dominant Mexican telecommunications company. Buoyant cellular growth and an accelerated fixed line capex program continued to drive revenues and profitability. With a strong return on equity, the stock was re-rated positively against other emerging market stocks.

                                                           CUMULATIVE TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year  3 Years     5 Years     Since     1 Year   3 Years     5 Years     Since
   October 31, 2001                                                     Inception 2                                Inception 2
------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Equity Fund
   Institutional Class 1                    (24.24)%  (3.57)%    (41.76)%   (44.31)%  (24.24)%   (1.20)%    (10.25)%   (7.28)%
------------------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index 3         (23.46)%   0.95%     (36.24)%   (42.89)%  (23.46)%    0.32%      (8.61)%   (6.97)%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets Funds Average 4    (22.68)%   5.26%     (31.12)%   (42.83)%  (22.68)%    1.32%      (7.37)%   (7.17)%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 1, 1994. Benchmark returns are for the periods beginning January 31, 1994.
3 The MSCI Emerging Markets Free Index is an unmanaged index of over 850 stocks traded in approximately 26 world markets. Free indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
                                       11

International Equity Funds

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o China Mobile, the largest mobile telephone operator in China. It maintained a dominant market position and has been aggressively growing its subscriber base both internally and through acquisition of new franchises.
o Telemar (formerly known as Tele Norte Leste), the wireline operator in Rio de Janeiro and northern Brazil. It is the holding firm for 16 state-operated companies and owns between 55% and 86% of the capital of each of those companies. It also has the largest concession area by territory and by population. Telemar has the right to offer local and domestic long distance voice and data services plus added value services such as Internet access. It has very little competition in its region.
o Unibanco, the fourth largest private retail bank in Brazil. The bank offers credit, asset management and pension fund administration in addition to traditional commercial banking services. The resumption of economic growth in a low inflation environment fueled a significant acceleration of consumer lending. Its net interest margins were stable, and its return on equity rose.
o Samsung Electronics, a Korean producer of a large range of electronic items. Samsung is the world's largest producer of memory chips, TFT-LCD CDMA handsets and color monitors. Given its quality product mix and compelling valuations, we believe its top-line and bottom-line growth should remain strong.

On the other hand, CheckPoint Software Technologies, an Israeli Internet security firm, was a disappointment. The company's integrated architecture includes network security, traffic control and Internet protocol address management. The company is a market leader with strong earnings growth, but its valuations appeared too high. The Fund remained underweight in this stock during the fiscal year, which benefited Portfolio performance significantly.

MANAGER OUTLOOK
One of the principal drivers of economic growth in the emerging markets has been their increasing integration with the developed markets in general and with the US in particular. Consequently, as global economic growth has slowed over the past fiscal year, export growth from and foreign direct investment into emerging markets has declined. Looking ahead, we intend to emphasize Fund investments in those emerging markets where domestic demand is fairly insulated from these negative external factors--namely the equity markets of India, Indonesia, and to a lesser extent, Russia and the equity markets of central Europe.

 TEN LARGEST STOCK HOLDINGS
 As of October 31, 2001
 (percentages are based on total net assets of the Fund)
 -------------------------------------------------------
   Samsung Electronics .......................... 3.61%
   Telemex ADR .................................. 3.45
   China Mobile Ltd. ............................ 2.83
   Taiwan Semiconductor ......................... 2.48
   SK Telecom ................................... 2.38
   Anglo American Plc ........................... 2.25
   Surgutneftegaz ADR ........................... 2.18
   Petrobras ADR ................................ 2.06
   Lukoil ADR ................................... 1.94
   Itaubanco .................................... 1.78


We believe that in the near term, the lack of recovery in the global economy will continue to weigh on the Asian equity markets. Asia has been highly dependent on global trade for growth, and in our view, companies that have been beneficiaries of outsourcing are now somewhat vulnerable to a sharp downturn.

The deteriorating world economy is also being felt in every Latin American country. Brazil has been severely impacted by the events in the US. We believe that an increased risk of global recession creates an environment in which it will be even harder for Brazil's government and corporations to roll over external debt. Mexico is also likely to struggle if the US economy slows further. At the same time, we believe that Mexico may lead the rest of the region out of recession in 2002 based on US interest rate and fiscal stimulus in the pipeline.

In our view, the economic crisis in Turkey remains the key issue in emerging European markets looking ahead. On the other hand, we remain optimistic about Russia. Russia's continued progress in reform and restructuring should help offset concerns regarding the impact of lower oil prices on its equity market. The central European equity markets should also remain relative safe havens, given their limited dependence on foreign funding. As for the South African market, we believe the relative earnings certainty and currency weakness that has already been seen should support its equity market over the near term.

--------------------------------------------------------------------------------
                                       12

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EUROPEAN EQUITY FUND--CLASS A SHARES, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGION FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2


              European Equity Fund         MSCI          Lipper European Regions
                    --Class A        Europe Index 3           Funds Average 4
              --------------------   --------------      -----------------------
9/3/96              $10,000              $10,000                 $10,000
9/30/96              10,298               10,214                  10,161
10/31/96             10,595               10,454                  10,320
11/30/96             11,192               10,987                  10,793
12/31/96             11,492               11,204                  11,027
1/31/97              11,439               11,237                  11,120
2/28/97              11,568               11,389                  11,236
3/31/97              11,868               11,760                  11,517
4/30/97              11,886               11,705                  11,348
5/31/97              12,217               12,208                  11,791
6/30/97              12,841               12,822                  12,362
7/31/97              13,151               13,426                  12,752
8/31/97              12,512               12,662                  12,167
9/30/97              13,631               13,893                  13,216
10/31/97             12,941               13,214                  12,642
11/30/97             13,039               13,420                  12,751
12/31/97             13,242               13,914                  13,003
1/31/98              13,791               14,497                  13,479
2/28/98              14,981               15,633                  14,584
3/31/98              15,973               16,751                  15,762
4/30/98              16,212               17,079                  16,174
5/31/98              16,628               17,429                  16,683
6/30/98              16,712               17,625                  16,654
7/31/98              16,907               17,977                  16,964
8/31/98              14,629               15,719                  14,594
9/30/98              13,898               15,095                  13,794
10/31/98             14,887               16,307                  14,751
11/30/98             15,711               17,180                  15,485
12/31/98             16,229               17,936                  16,082
1/31/99              16,435               17,824                  16,201
2/28/99              15,989               17,377                  15,708
3/31/99              16,121               17,572                  15,761
4/30/99              16,548               18,099                  16,186
5/31/99              15,758               17,234                  15,545
6/30/99              16,148               17,528                  15,928
7/31/99              16,342               17,695                  16,119
8/31/99              16,351               17,879                  16,241
9/30/99              16,867               17,745                  16,154
10/31/99             17,997               18,401                  16,644
11/30/99             20,291               18,902                  17,577
12/31/99             23,545               20,843                  19,702
1/31/00              23,415               19,363                  18,764
2/29/00              46,148               20,378                  20,572
3/31/00              48,339               20,875                  20,386
4/30/00              45,167               19,959                  19,274
5/31/00              44,669               19,799                  18,907
6/30/00              46,418               20,229                  19,339
7/31/00              47,982               19,909                  19,138
8/31/00              49,338               19,680                  19,119
9/30/00              46,737               18,763                  18,140
10/31/00             44,814               18,624                  17,654
11/30/00             43,231               17,911                  16,743
12/31/00             46,200               19,151                  17,966
1/31/01              45,885               19,182                  17,940
2/28/01              43,130               17,504                  16,573
3/31/01              38,990               16,189                  15,122
4/30/01              40,284               17,324                  16,133
5/31/01              38,991               16,208                  15,405
6/30/01              37,611               15,651                  14,841
7/31/01              36,877               15,690                  14,755
8/31/01              36,490               15,281                  14,473
9/30/01              31,531               13,756                  12,912
10/31/01             32,178               14,194                  13,322


                                          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year   5 Years     Since
   October 31, 2001                                        Inception 2
 ---------------------------------------------------------------------
 European Equity Fund--Class A Shares      (28.20)%   24.88%    25.43%

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the expenses of the Class A Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2    Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       13

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--CLASS A SHARES,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

              European Equity Fund         MSCI       Lipper European Regions
                   --Class A         Europe Index 3      Funds Average 4
              --------------------   --------------   -----------------------
9/3/96              $10,000              $10,000           $10,000
9/30/96              10,298               10,214            10,161
10/31/96             10,595               10,454            10,320
11/30/96             11,192               10,987            10,793
12/31/96             11,492               11,204            11,027
1/31/97              11,439               11,237            11,120
2/28/97              11,568               11,389            11,236
3/31/97              11,868               11,760            11,517
4/30/97              11,886               11,705            11,348
5/31/97              12,217               12,208            11,791
6/30/97              12,841               12,822            12,362
7/31/97              13,151               13,426            12,752
8/31/97              12,512               12,662            12,167
9/30/97              13,631               13,893            13,216
10/31/97             12,941               13,214            12,642
11/30/97             13,039               13,420            12,751
12/31/97             13,242               13,914            13,003
1/31/98              13,791               14,497            13,479
2/28/98              14,981               15,633            14,584
3/31/98              15,973               16,751            15,762
4/30/98              16,212               17,079            16,174
5/31/98              16,628               17,429            16,683
6/30/98              16,712               17,625            16,654
7/31/98              16,907               17,977            16,964
8/31/98              14,629               15,719            14,594
9/30/98              13,898               15,095            13,794
10/31/98             14,887               16,307            14,751
11/30/98             15,711               17,180            15,485
12/31/98             16,229               17,936            16,082
1/31/99              16,435               17,824            16,201
2/28/99              15,989               17,377            15,708
3/31/99              16,121               17,572            15,761
4/30/99              16,548               18,099            16,186
5/31/99              15,758               17,234            15,545
6/30/99              16,148               17,528            15,928
7/31/99              16,342               17,695            16,119
8/31/99              16,351               17,879            16,241
9/30/99              16,867               17,745            16,154
10/31/99             17,997               18,401            16,644
11/30/99             20,291               18,902            17,577
12/31/99             23,545               20,843            19,702
1/31/00              23,415               19,363            18,764
2/29/00              46,148               20,378            20,572
3/31/00              48,339               20,875            20,386
4/30/00              45,167               19,959            19,274
5/31/00              44,669               19,799            18,907
6/30/00              46,418               20,229            19,339
7/31/00              47,982               19,909            19,138
8/31/00              49,338               19,680            19,119
9/30/00              46,737               18,763            18,140
10/31/00             44,814               18,624            17,654
11/30/00             43,231               17,911            16,743
12/31/00             46,200               19,151            17,966
1/31/01              45,885               19,182            17,940
2/28/01              43,130               17,504            16,573
3/31/01              38,990               16,189            15,122
4/30/01              40,284               17,324            16,133
5/31/01              38,991               16,208            15,405
6/30/01              37,611               15,651            14,841
7/31/01              36,877               15,690            14,755
8/31/01              36,490               15,281            14,473
9/30/01              31,531               13,756            12,912
10/31/01             32,178               14,194            13,322

                                                        AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                          1 Year   5 Years     Since
   October 31, 2001                                                      Inception 2
------------------------------------------------------------------------------------
 International Select Equity Fund--Class A Shares       (25.54)%     9.78%    10.93%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the expenses of the Class A Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       14

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000), including any applicable maximum sales load, from the inception date of the respective class through the end of the most recent fiscal year. The SEC also requires that we report the total return of each class, according to a standardized formula that includes any applicable maximum sales load, for various time periods through the end of the most recent fiscal year.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons may be of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.

--------------------------------------------------------------------------------
                                       15

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION1

[GRAPHIC OMITTED]
EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

         European Equity Fund         MSCI          Lipper European
         --Institutional Class   Europe Index 3   Regions Funds Average 4
         ---------------------   --------------   -----------------------
9/3/96          $  250,000         $250,000           $250,000
9/30/96            257,500          255,350            254,021
10/31/96           265,000          261,351            258,011
11/30/96           280,000          274,680            269,814
12/31/96           287,575          280,091            275,673
1/31/97            286,300          280,931            277,995
2/28/97            289,600          284,724            280,891
3/31/97            297,200          294,006            287,920
4/30/97            297,700          292,624            283,690
5/31/97            306,075          305,207            294,764
6/30/97            321,775          320,559            309,048
7/31/97            329,625          335,657            318,797
8/31/97            313,675          316,558            304,176
9/30/97            341,800          347,327            330,394
10/31/97           324,550          330,343            316,055
11/30/97           327,100          335,496            318,768
12/31/97           332,250          347,843            325,066
1/31/98            346,125          362,417            336,972
2/28/98            376,075          390,831            364,607
3/31/98            401,050          418,775            394,058
4/30/98            407,150          426,983            404,352
5/31/98            417,675          435,736            417,076
6/30/98            419,900          440,617            416,353
7/31/98            424,900          449,429            424,095
8/31/98            367,750          392,981            364,861
9/30/98            349,450          377,379            344,861
10/31/98           374,425          407,683            368,784
11/30/98           395,225          429,494            387,128
12/31/98           408,325          448,392            402,046
1/31/99            413,600          445,612            405,013
2/28/99            402,450          434,427            392,700
3/31/99            405,850          439,292            394,017
4/30/99            416,675          452,471            404,662
5/31/99            396,875          430,843            388,617
6/30/99            406,775          438,210            398,210
7/31/99            411,725          442,373            402,986
8/31/99            412,050          446,974            406,031
9/30/99            425,125          443,622            403,840
10/31/99           453,725          460,036            416,095
11/30/99           511,675          472,549            439,419
12/31/99           593,825          521,080            492,539
1/31/00            590,650          484,083            469,095
2/29/00          1,164,250          509,449            514,295
3/31/00          1,219,820          521,879            509,656
4/30/00          1,140,050          498,969            481,845
5/31/00          1,127,720          494,977            472,687
6/30/00          1,172,200          505,718            483,472
7/31/00          1,211,900          497,728            478,446
8/31/00          1,246,420          492,004            477,966
9/30/00          1,180,920          469,077            453,490
10/31/00         1,132,600          465,605            441,355
11/30/00         1,092,780          447,775            418,575
12/31/00         1,168,080          478,775            449,150
1/31/01          1,160,420          479,550            448,500
2/28/01          1,091,050          437,600            414,325
3/31/01            986,975          404,725            378,050
4/30/01          1,019,650          433,100            403,325
5/31/01            986,175          405,200            385,125
6/30/01            949,875          391,275            371,025
7/31/01            934,550          392,250            368,875
8/31/01            924,450          382,025            361,825
9/30/01            798,625          343,900            322,800
10/31/01           814,350          354,850            333,050

                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year  5 Years      Since
   October 31, 2001                                              Inception 2
 ---------------------------------------------------------------------------
 European Equity Fund--Institutional Class      (28.10)%   25.17%     25.73%
 ---------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 The Fund's inception date is September 3, 1996. Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       16

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EUROPEAN EQUITY FUND--INVESTMENT CLASS, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGION FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

              European Equity Fund       MSCI              Lipper European
              --Investment Class     Europe Index 3      Region Funds Average 4
              --------------------   --------------      ----------------------
12/23/99            $10,000              $10,000               $10,000
1/31/00              10,171                9,290                 9,631
2/29/00              19,043                9,776                10,884
3/31/00              19,986               10,014                10,766
4/30/00              18,681                9,574                10,137
5/31/00              18,469                9,498                 9,951
6/30/00              19,200                9,705                10,174
7/31/00              19,843                9,552                10,110
8/31/00              20,403                9,441                10,100
9/30/00              19,323                9,001                 9,566
10/31/00             18,530                8,935                 9,297
11/30/00             17,895                8,591                 8,777
12/31/00             19,120                9,186                 9,384
1/31/01              18,981                9,201                 9,357
2/28/01              17,843                8,396                 8,652
3/31/01              16,150                7,765                 7,889
4/30/01              16,684                8,309                 8,364
5/301/01             16,136                7,854                 8,035
6/30/01              15,539                7,585                 7,750
7/31/01              15,282                7,604                 7,696
8/31/01              15,115                7,406                 7,562
9/30/01              13,061                6,667                 6,724
10/31/01             13,311                6,878                 6,919

                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                             1 Year    Since
   October 31, 2001                                              Inception 2
 ---------------------------------------------------------------------------
 European Equity Fund--Investment Class                    (28.17)%   16.66%

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASE IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 The Fund's inception date is December 23, 1999. Benchmark returns are for the period beginning December 31, 1999.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       17

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EUROPEAN EQUITY FUND--CLASS A SHARES, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

              European Equity Fund      MSCI        Lipper European Regions
                    --Class A       Europe Index 3     Funds Average 4
              --------------------  --------------  -----------------------
9/3/96              $ 9,450           $10,000           $10,000
9/30/96               9,731            10,214            10,161
10/31/96             10,012            10,454            10,320
11/30/96             10,577            10,987            10,793
12/31/96             10,860            11,204            11,027
1/31/97              10,810            11,237            11,120
2/28/97              10,932            11,389            11,236
3/31/97              11,215            11,760            11,517
4/30/97              11,232            11,705            11,348
5/31/97              11,545            12,208            11,791
6/30/97              12,135            12,822            12,362
7/31/97              12,428            13,426            12,752
8/31/97              11,824            12,662            12,167
9/30/97              12,882            13,893            13,216
10/31/97             12,229            13,214            12,642
11/30/97             12,322            13,420            12,751
12/31/97             12,514            13,914            13,003
1/31/98              13,033            14,497            13,479
2/28/98              14,157            15,633            14,584
3/31/98              15,094            16,751            15,762
4/30/98              15,320            17,079            16,174
5/31/98              15,713            17,429            16,683
6/30/98              15,793            17,625            16,654
7/31/98              15,977            17,977            16,964
8/31/98              13,825            15,719            14,594
9/30/98              13,133            15,095            13,794
10/31/98             14,068            16,307            14,751
11/30/98             14,847            17,180            15,485
12/31/98             15,336            17,936            16,082
1/31/99              15,531            17,824            16,201
2/28/99              15,109            17,377            15,708
3/31/99              15,234            17,572            15,761
4/30/99              15,638            18,099            16,186
5/31/99              14,891            17,234            15,545
6/30/99              15,260            17,528            15,928
7/31/99              15,443            17,695            16,119
8/31/99              15,452            17,879            16,241
9/30/99              15,940            17,745            16,154
10/31/99             17,007            18,401            16,644
11/30/99             19,175            18,902            17,577
12/31/99             22,250            20,843            19,702
1/31/00              22,127            19,363            18,764
2/29/00              43,610            20,378            20,572
3/31/00              45,680            20,875            20,386
4/30/00              42,683            19,959            19,274
5/31/00              42,212            19,799            18,907
6/30/00              43,865            20,229            19,339
7/31/00              45,343            19,909            19,138
8/31/00              46,624            19,680            19,119
9/30/00              44,166            18,763            18,140
10/31/00             42,350            18,624            17,654
11/30/00             40,854            17,911            16,743
12/31/00             43,659            19,151            17,966
1/31/01              43,361            19,182            17,940
2/28/01              40,758            17,504            16,573
3/31/01              36,845            16,189            15,122
4/30/01              38,069            17,324            16,133
5/31/01              36,847            16,208            15,405
6/30/01              35,542            15,651            14,841
7/31/01              34,849            15,690            14,755
8/31/01              34,483            15,281            14,473
9/30/01              29,797            13,756            12,912
10/31/01             30,408            14,194            13,322

                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   5 Years    Since
   October 31, 2001                                           Inception 2
 ------------------------------------------------------------------------
 European Equity Fund--Class A Shares         (32.15)%    23.47%   24.06%
 ------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class A Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2    Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       18

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EUROPEAN EQUITY FUND--CLASS B SHARES, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

              European Equity Fund      MSCI        Lipper European Regions
                   --Class B        Europe Index 3      Funds Average 4
              --------------------  --------------  -----------------------
9/3/96              $10,000           $10,000           $10,000
9/30/96              10,293            10,214            10,161
10/31/96             10,584            10,454            10,320
11/30/96             11,176            10,987            10,793
12/31/96             11,469            11,204            11,027
1/31/97              11,410            11,237            11,120
2/28/97              11,533            11,389            11,236
3/31/97              11,826            11,760            11,517
4/30/97              11,837            11,705            11,348
5/31/97              12,161            12,208            11,791
6/30/97              12,776            12,822            12,362
7/31/97              13,078            13,426            12,752
8/31/97              12,435            12,662            12,167
9/30/97              13,542            13,893            13,216
10/31/97             12,849            13,214            12,642
11/30/97             12,940            13,420            12,751
12/31/97             13,134            13,914            13,003
1/31/98              13,672            14,497            13,479
2/28/98              14,845            15,633            14,584
3/31/98              15,819            16,751            15,762
4/30/98              16,048            17,079            16,174
5/31/98              16,452            17,429            16,683
6/30/98              16,527            17,625            16,654
7/31/98              16,711            17,977            16,964
8/31/98              14,451            15,719            14,594
9/30/98              13,720            15,095            13,794
10/31/98             14,690            16,307            14,751
11/30/98             15,496            17,180            15,485
12/31/98             15,998            17,936            16,082
1/31/99              16,193            17,824            16,201
2/28/99              15,745            17,377            15,708
3/31/99              15,867            17,572            15,761
4/30/99              16,279            18,099            16,186
5/31/99              15,494            17,234            15,545
6/30/99              15,869            17,528            15,928
7/31/99              16,051            17,695            16,119
8/31/99              16,052            17,879            16,241
9/30/99              16,551            17,745            16,154
10/31/99             17,650            18,401            16,644
11/30/99             19,891            18,902            17,577
12/31/99             23,071            20,843            19,702
1/31/00              22,931            19,363            18,764
2/29/00              45,183            20,378            20,572
3/31/00              47,304            20,875            20,386
4/30/00              44,175            19,959            19,274
5/31/00              43,665            19,799            18,907
6/30/00              45,353            20,229            19,339
7/31/00              46,857            19,909            19,138
8/31/00              48,157            19,680            19,119
9/30/00              45,593            18,763            18,140
10/31/00             43,694            18,624            17,654
11/30/00             42,128            17,911            16,743
12/31/00             44,999            19,151            17,966
1/31/01              44,668            19,182            17,940
2/28/01              41,964            17,504            16,573
3/31/01              37,935            16,189            15,122
4/30/01              39,153            17,324            16,133
5/31/01              37,853            16,208            15,405
6/30/01              36,426            15,651            14,841
7/31/01              35,796            15,690            14,755
8/31/01              35,377            15,281            14,473
9/30/01              30,552            13,756            12,912
10/31/01             31,138            14,194            13,322


                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   5 Years     Since
   October 31, 2001                                            Inception 2
 -------------------------------------------------------------------------
 European Equity Fund--Class B Shares         (32.30)%    23.92%    24.56%
 -------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class B Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class B Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2    Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       19

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EUROPEAN EQUITY FUND--CLASS C SHARES, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

               European Equity Fund        MSCI         Lipper European Regions
                   --Class C           Europe Index 3        Funds Average 4
               --------------------    --------------   -----------------------
9/3/96              $10,000              $10,000                 $10,000
9/30/96              10,293               10,214                  10,161
10/31/96             10,584               10,454                  10,320
11/30/96             11,176               10,987                  10,793
12/31/96             11,469               11,204                  11,027
1/31/97              11,410               11,237                  11,120
2/28/97              11,533               11,389                  11,236
3/31/97              11,826               11,760                  11,517
4/30/97              11,837               11,705                  11,348
5/31/97              12,161               12,208                  11,791
6/30/97              12,776               12,822                  12,362
7/31/97              13,078               13,426                  12,752
8/31/97              12,435               12,662                  12,167
9/30/97              13,542               13,893                  13,216
10/31/97             12,849               13,214                  12,642
11/30/97             12,940               13,420                  12,751
12/31/97             13,134               13,914                  13,003
1/31/98              13,672               14,497                  13,479
2/28/98              14,845               15,633                  14,584
3/31/98              15,819               16,751                  15,762
4/30/98              16,048               17,079                  16,174
5/31/98              16,452               17,429                  16,683
6/30/98              16,527               17,625                  16,654
7/31/98              16,711               17,977                  16,964
8/31/98              14,451               15,719                  14,594
9/30/98              13,720               15,095                  13,794
10/31/98             14,690               16,307                  14,751
11/30/98             15,496               17,180                  15,485
12/31/98             15,998               17,936                  16,082
1/31/99              16,193               17,824                  16,201
2/28/99              15,745               17,377                  15,708
3/31/99              15,867               17,572                  15,761
4/30/99              16,279               18,099                  16,186
5/31/99              15,494               17,234                  15,545
6/30/99              15,869               17,528                  15,928
7/31/99              16,051               17,695                  16,119
8/31/99              16,052               17,879                  16,241
9/30/99              16,551               17,745                  16,154
10/31/99             17,650               18,401                  16,644
11/30/99             19,891               18,902                  17,577
12/31/99             23,071               20,843                  19,702
1/31/00              22,931               19,363                  18,764
2/29/00              45,183               20,378                  20,572
3/31/00              47,304               20,875                  20,386
4/30/00              44,175               19,959                  19,274
5/31/00              43,665               19,799                  18,907
6/30/00              45,353               20,229                  19,339
7/31/00              46,857               19,909                  19,138
8/31/00              48,157               19,680                  19,119
9/30/00              45,593               18,763                  18,140
10/31/00             43,694               18,624                  17,654
11/30/00             42,128               17,911                  16,743
12/31/00             44,999               19,151                  17,966
1/31/01              44,668               19,182                  17,940
2/28/01              41,964               17,504                  16,573
3/31/01              37,935               16,189                  15,122
4/30/01              39,153               17,324                  16,133
5/31/01              37,853               16,208                  15,405
6/30/01              36,426               15,651                  14,841
7/31/01              35,796               15,690                  14,755
8/31/01              35,417               15,281                  14,473
9/30/01              30,550               13,756                  12,912
10/31/01             31,265               14,194                  13,322


                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year     5 Years      Since
   October 31, 2001                                           Inception 2
 ------------------------------------------------------------------------
 European Equity Fund--Class C Shares     (29.16)%      24.19%     24.73%
 ------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class C Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class C Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2    Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       20

International Equity Funds

--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:


INTERNATIONAL SELECT EQUITY FUND--INSTITUTIONAL CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
               --Institutional Class        EAFE Index 3      Funds Average 4
               ---------------------        ------------   --------------------
5/15/95             $250,000                 $250,000           $250,000
6/30/95              252,250                  245,625            250,055
7/31/95              270,000                  260,927            263,575
8/31/95              268,750                  250,986            258,428
9/30/95              276,500                  255,880            262,398
10/31/95             273,750                  248,997            257,073
11/30/95             279,500                  255,919            259,961
12/31/95             288,250                  266,233            267,726
1/31/96              292,150                  267,324            273,744
2/29/96              296,575                  268,233            274,953
3/31/96              303,050                  273,920            279,711
4/30/96              311,625                  281,891            288,527
5/31/96              310,600                  276,704            287,793
6/30/96              312,675                  278,254            289,760
7/31/96              300,975                  270,129            278,951
8/31/96              305,650                  270,723            282,110
9/30/96              314,225                  277,924            288,201
10/31/96             308,525                  275,089            286,368
11/30/96             321,500                  286,038            298,650
12/31/96             317,975                  282,348            299,855
1/31/97              311,375                  272,466            298,675
2/28/97              314,950                  276,934            302,501
3/31/97              315,225                  277,931            303,414
4/30/97              314,950                  279,404            303,866
5/31/97              336,450                  297,593            321,960
6/30/97              352,975                  313,991            337,061
7/31/97              357,650                  319,078            346,499
8/31/97              330,650                  295,242            321,157
9/30/97              350,500                  311,776            341,188
10/31/97             320,175                  287,800            315,228
11/30/97             321,300                  284,865            312,318
12/31/97             319,625                  287,343            314,682
1/31/98              331,550                  300,475            322,665
2/28/98              354,550                  319,765            343,980
3/31/98              368,525                  329,614            361,793
4/30/98              371,125                  332,218            366,689
5/31/98              373,750                  330,590            367,145
6/30/98              380,750                  333,103            364,558
7/31/98              388,300                  336,467            370,453
8/31/98              337,950                  294,779            317,296
9/30/98              322,225                  285,729            305,791
10/31/98             349,875                  315,502            328,841
11/30/98             379,000                  331,656            345,783
12/31/98             394,675                  344,723            356,610
1/31/99              415,025                  343,689            359,649
2/28/99              407,325                  335,509            349,860
3/31/99              419,950                  349,500            361,763
4/30/99              472,625                  363,654            378,014
5/31/99              460,925                  344,926            361,787
6/30/99              486,800                  358,378            380,540
7/31/99              508,675                  369,022            390,848
8/31/99              516,075                  370,387            394,419
9/30/99              521,925                  374,128            396,207
10/31/99             556,750                  388,158            412,088
11/30/99             641,775                  401,627            444,661
12/31/99             745,350                  437,693            499,938
1/31/00              743,775                  409,900            471,527
2/29/00              864,725                  420,926            502,370
3/31/00              851,925                  437,258            502,647
4/30/00              783,775                  414,258            469,385
5/31/00              756,900                  404,150            452,752
6/30/00              789,400                  419,953            472,285
7/31/00              761,275                  402,357            455,070
8/31/00              764,400                  405,857            462,239
9/30/00              715,975                  386,092            434,827
10/31/00             671,900                  376,980            418,420
11/30/00             625,975                  362,850            400,175
12/31/00             640,925                  375,750            414,850
1/31/01              658,225                  375,875            416,150
2/28/01              611,850                  347,775            384,825
3/31/01              556,500                  324,150            355,950
4/30/01              606,325                  346,400            379,250
5/31/01              369,825                  333,575            369,825
6/30/01              563,400                  320,850            357,300
7/31/01              557,175                  315,000            347,425
8/31/01              537,100                  307,025            339,500
9/30/01              481,750                  275,925            303,550
10/31/01             500,075                  283,000            313,325

                                                          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                           1 Years  5 Years      Since
   October 31, 2001                                                        Inception 2
--------------------------------------------------------------------------------------
 International Select Equity Fund--Institutional Class    (25.57)%   10.14%     11.32%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is May 15, 1995. Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       21

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--INVESTMENT CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
                --Investment Class          EAFE Index 3      Funds Average 4
               ---------------------        ------------   --------------------
10/29/99            $10,000                 $10,000           $10,000
11/30/99             11,527                  10,347            10,788
12/31/99             13,365                  11,276            12,121
1/31/00              13,331                  10,560            11,455
2/29/00              15,500                  10,844            12,237
3/31/00              15,163                  11,264            12,252
4/30/00              13,947                  10,672            11,446
5/31/00              13,465                  10,411            11,059
6/30/00              14,043                  10,818            11,551
7/31/00              13,538                  10,365            11,141
8/31/00              13,594                  10,454            11,329
9/30/00              12,726                   9,945            10,680
10/31/00             11,941                   9,710            10,280
11/30/00             11,123                   9,346             9,827
12/31/00             11,385                   9,679            10,183
1/31/01              11,690                   9,682            10,217
2/28/01              10,857                   8,958             9,458
3/31/01               9,851                   8,349             8,749
4/30/01              10,746                   8,923             9,319
5/31/01              10,398                   8,593             9,070
6/30/01               9,975                   8,265             8,770
7/31/01               9,863                   8,114             8,519
8/31/01               9,503                   7,909             8,297
9/30/01               8,528                   7,108             7,401
10/31/01              8,851                   7,290             7,621

                                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                                        1 Year       Since
   October 31, 2001                                                            Inception 2
 -----------------------------------------------------------------------------------------
 International Select Equity Fund--Investment Class                   (25.88)%     (5.90)%
 -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 29, 1999. Benchmark returns are for the period beginning October 31, 1999.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       22

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--PREMIER CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $5,000,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
                 --Premier Class            EAFE Index 3      Funds Average 4
               ---------------------        ------------   --------------------
2/29/00           5,000,000                  5,000,000        5,000,000
3/31/00           4,915,000                  4,975,000        4,890,000
4/30/00           4,523,000                  4,920,500        4,722,000
5/31/00           4,369,500                  4,800,500        4,572,500
6/30/00           4,557,500                  4,988,000        4,777,000
7/31/00           4,394,500                  4,779,000        4,609,000
8/31/00           4,414,500                  4,820,500        4,679,500
9/30/00           4,136,500                  4,585,500        4,415,500
10/31/00          3,881,500                  4,477,500        4,258,000
11/30/00          3,617,500                  4,309,500        4,077,000
12/31/00          3,703,500                  4,462,500        4,226,500
1/31/01           3,806,500                  4,464,000        4,243,500
2/28/01           3,536,500                  4,130,500        3,941,500
3/31/01           3,210,000                  3,850,000        3,645,500
4/30/01           3,502,000                  4,114,000        3,882,000
5/31/01           3,391,500                  3,962,000        3,779,000
6/30/01           3,256,500                  3,810,500        3,655,000
7/31/01           3,220,500                  3,741,500        3,552,500
8/31/01           3,105,500                  3,646,500        3,460,500
9/30/01           2,787,500                  3,277,000        3,088,000
10/31/01          2,894,000                  3,361,000        3,176,000

                                                        AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                                   1 Year      Since
   October 31, 2001                                                      Inception 2
 -----------------------------------------------------------------------------------
 International Select Equity Fund--Premier Class                 (25.44)%   (27.92)%
 -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 29, 2000. Benchmark returns are for the period beginning February 29, 2000.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       23

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--CLASS A SHARES,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
                 --Class A Shares          EAFE Index 3      Funds Average 4
               ---------------------       ------------    --------------------
5/15/95             $ 9,450                 $10,000           $10,000
6/30/95               9,528                   9,825            10,002
7/31/95              10,196                  10,437            10,543
8/31/95              10,145                  10,039            10,337
9/30/95              10,434                  10,235            10,496
10/31/95             10,327                   9,960            10,283
11/30/95             10,540                  10,237            10,398
12/31/95             10,866                  10,649            10,709
1/31/96              11,009                  10,693            10,950
2/29/96              11,172                  10,729            10,998
3/31/96              11,412                  10,957            11,188
4/30/96              11,731                  11,276            11,541
5/31/96              11,689                  11,068            11,512
6/30/96              11,763                  11,130            11,590
7/31/96              11,319                  10,805            11,158
8/31/96              11,490                  10,829            11,284
9/30/96              11,808                  11,117            11,528
10/31/96             11,589                  11,004            11,455
11/30/96             12,073                  11,442            11,946
12/31/96             11,937                  11,294            11,994
1/31/97              11,684                  10,899            11,947
2/28/97              11,815                  11,077            12,100
3/31/97              11,821                  11,117            12,137
4/30/97              11,806                  11,176            12,155
5/31/97              12,607                  11,904            12,878
6/30/97              13,222                  12,560            13,482
7/31/97              13,393                  12,763            13,860
8/31/97              12,377                  11,810            12,846
9/30/97              13,115                  12,471            13,648
10/31/97             11,976                  11,512            12,609
11/30/97             12,013                  11,395            12,493
12/31/97             11,946                  11,494            12,587
1/31/98              12,387                  12,019            12,907
2/28/98              13,243                  12,791            13,759
3/31/98              13,760                  13,185            14,472
4/30/98              13,853                  13,289            14,668
5/31/98              13,946                  13,224            14,686
6/30/98              14,202                  13,324            14,582
7/31/98              14,480                  13,459            14,818
8/31/98              12,597                  11,791            12,692
9/30/98              12,006                  11,429            12,232
10/31/98             13,032                  12,620            13,154
11/30/98             14,112                  13,266            13,831
12/31/98             14,691                  13,789            14,264
1/31/99              15,443                  13,748            14,386
2/28/99              15,150                  13,420            13,994
3/31/99              15,614                  13,980            14,471
4/30/99              17,569                  14,546            15,121
5/31/99              17,127                  13,797            14,471
6/30/99              18,083                  14,335            15,222
7/31/99              18,889                  14,761            15,634
8/31/99              19,156                  14,815            15,777
9/30/99              19,366                  14,965            15,848
10/31/99             20,651                  15,526            16,484
11/30/99             23,797                  16,065            17,786
12/31/99             27,629                  17,508            19,998
1/31/00              27,561                  16,396            18,861
2/29/00              32,033                  16,837            20,095
3/31/00              31,548                  17,490            20,106
4/30/00              29,013                  16,570            18,775
5/31/00              28,007                  16,166            18,110
6/30/00              29,199                  16,798            18,891
7/31/00              28,149                  16,094            18,203
8/31/00              28,255                  16,234            18,490
9/30/00              26,453                  15,444            17,393
10/31/00             24,817                  15,079            16,737
11/30/00             23,111                  14,514            16,007
12/31/00             23,655                  15,030            16,594
1/31/01              24,286                  15,035            16,646
2/28/01              22,565                  13,911            15,393
3/31/01              20,466                  12,966            14,238
4/30/01              22,339                  13,856            15,170
5/31/01              21,618                  13,343            14,793
6/30/01              20,759                  12,834            14,292
7/31/01              20,533                  12,600            13,897
8/31/01              19,855                  12,281            13,580
9/30/01              17,802                  11,037            12,142
10/31/01             18,479                  11,320            12,533

                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year    5 Years     Since
   October 31, 2001                                               Inception 2
 ----------------------------------------------------------------------------
 International Select Equity--Class A Shares    (29.64)%      8.55%     9.97%
 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class A Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       24

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--CLASS B SHARES, MSCI EAFE INDEX
AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
                 --Class B Shares           EAFE Index 3      Funds Average 4
               ---------------------        ------------   --------------------
5/15/95              10,000                  10,000               10,000
6/30/95              10,071                   9,825               10,002
7/31/95              10,771                  10,437               10,543
8/31/95              10,711                  10,039               10,337
9/30/95              11,010                  10,235               10,496
10/31/95             10,890                   9,960               10,283
11/30/95             11,109                  10,237               10,398
12/31/95             11,446                  10,649               10,709
1/31/96              11,590                  10,693               10,950
2/29/96              11,754                  10,729               10,998
3/31/96              12,001                  10,957               11,188
4/30/96              12,329                  11,276               11,541
5/31/96              12,277                  11,068               11,512
6/30/96              12,348                  11,130               11,590
7/31/96              11,874                  10,805               11,158
8/31/96              12,047                  10,829               11,284
9/30/96              12,373                  11,117               11,528
10/31/96             12,136                  11,004               11,455
11/30/96             12,636                  11,442               11,946
12/31/96             12,486                  11,294               11,994
1/31/97              12,215                  10,899               11,947
2/28/97              12,344                  11,077               12,100
3/31/97              12,344                  11,117               12,137
4/30/97              12,321                  11,176               12,155
5/31/97              13,150                  11,904               12,878
6/30/97              13,783                  12,560               13,482
7/31/97              13,954                  12,763               13,860
8/31/97              12,887                  11,810               12,846
9/30/97              13,648                  12,471               13,648
10/31/97             12,455                  11,512               12,609
11/30/97             12,486                  11,395               12,493
12/31/97             12,409                  11,494               12,587
1/31/98              12,860                  12,019               12,907
2/28/98              13,741                  12,791               13,759
3/31/98              14,269                  13,185               14,472
4/30/98              14,357                  13,289               14,668
5/31/98              14,446                  13,224               14,686
6/30/98              14,702                  13,324               14,582
7/31/98              14,981                  13,459               14,818
8/31/98              13,024                  11,791               12,692
9/30/98              12,406                  11,429               12,232
10/31/98             13,459                  12,620               13,154
11/30/98             14,566                  13,266               13,831
12/31/98             15,156                  13,789               14,264
1/31/99              15,922                  13,748               14,386
2/28/99              15,611                  13,420               13,994
3/31/99              16,080                  13,980               14,471
4/30/99              18,083                  14,546               15,121
5/31/99              17,618                  13,797               14,471
6/30/99              18,592                  14,335               15,222
7/31/99              19,409                  14,761               15,634
8/31/99              19,672                  14,815               15,777
9/30/99              19,876                  14,965               15,848
10/31/99             21,183                  15,526               16,484
11/30/99             24,398                  16,065               17,786
12/31/99             28,313                  17,508               19,998
1/31/00              28,227                  16,396               18,861
2/29/00              32,790                  16,837               20,095
3/31/00              32,274                  17,490               20,106
4/30/00              29,662                  16,570               18,775
5/31/00              28,617                  16,166               18,110
6/30/00              29,818                  16,798               18,891
7/31/00              28,729                  16,094               18,203
8/31/00              28,819                  16,234               18,490
9/30/00              26,965                  15,444               17,393
10/31/00             25,282                  15,079               16,737
11/30/00             23,529                  14,514               16,007
12/31/00             24,069                  15,030               16,594
1/31/01              24,697                  15,035               16,646
2/28/01              22,932                  13,911               15,393
3/31/01              20,800                  12,966               14,238
4/30/01              22,680                  13,856               15,170
5/31/01              21,922                  13,343               14,793
6/30/01              21,028                  12,834               14,292
7/31/01              20,776                  12,600               13,897
8/31/01              20,019                  12,281               13,580
9/30/01              17,933                  11,037               12,142
10/31/01             18,599                  11,320               12,533

                                                          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                        1 Year     5 Years       Since
   October 31, 2001                                                        Inception 2
 -------------------------------------------------------------------------------------
 International Select Equity--Class B Shares          (30.11)%       8.63%      10.08%
 -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class B Shares represents the historical performance since the inception date of the class February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class B Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       25

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

INTERNATIONAL SELECT EQUITY FUND--CLASS C SHARES, MSCI EAFE INDEX
AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

                  International                            Lipper International
                Select Equity Fund             MSCI               Equity
                 --Class C Shares          EAFE Index 3      Funds Average 4
               ---------------------       ------------    --------------------
5/15/95             $10,000                 $10,000              $10,000
6/30/95              10,071                   9,825               10,002
7/31/95              10,771                  10,437               10,543
8/31/95              10,711                  10,039               10,337
9/30/95              11,010                  10,235               10,496
10/31/95             10,890                   9,960               10,283
11/30/95             11,109                  10,237               10,398
12/31/95             11,446                  10,649               10,709
1/31/96              11,590                  10,693               10,950
2/29/96              11,754                  10,729               10,998
3/31/96              12,001                  10,957               11,188
4/30/96              12,329                  11,276               11,541
5/31/96              12,277                  11,068               11,512
6/30/96              12,348                  11,130               11,590
7/31/96              11,874                  10,805               11,158
8/31/96              12,047                  10,829               11,284
9/30/96              12,373                  11,117               11,528
10/31/96             12,136                  11,004               11,455
11/30/96             12,636                  11,442               11,946
12/31/96             12,486                  11,294               11,994
1/31/97              12,215                  10,899               11,947
2/28/97              12,344                  11,077               12,100
3/31/97              12,344                  11,117               12,137
4/30/97              12,321                  11,176               12,155
5/31/97              13,150                  11,904               12,878
6/30/97              13,783                  12,560               13,482
7/31/97              13,954                  12,763               13,860
8/31/97              12,887                  11,810               12,846
9/30/97              13,648                  12,471               13,648
10/31/97             12,455                  11,512               12,609
11/30/97             12,486                  11,395               12,493
12/31/97             12,409                  11,494               12,587
1/31/98              12,860                  12,019               12,907
2/28/98              13,741                  12,791               13,759
3/31/98              14,269                  13,185               14,472
4/30/98              14,357                  13,289               14,668
5/31/98              14,446                  13,224               14,686
6/30/98              14,702                  13,324               14,582
7/31/98              14,981                  13,459               14,818
8/31/98              13,024                  11,791               12,692
9/30/98              12,406                  11,429               12,232
10/31/98             13,459                  12,620               13,154
11/30/98             14,566                  13,266               13,831
12/31/98             15,156                  13,789               14,264
1/31/99              15,922                  13,748               14,386
2/28/99              15,611                  13,420               13,994
3/31/99              16,080                  13,980               14,471
4/30/99              18,083                  14,546               15,121
5/31/99              17,618                  13,797               14,471
6/30/99              18,592                  14,335               15,222
7/31/99              19,409                  14,761               15,634
8/31/99              19,672                  14,815               15,777
9/30/99              19,876                  14,965               15,848
10/31/99             21,183                  15,526               16,484
11/30/99             24,398                  16,065               17,786
12/31/99             28,313                  17,508               19,998
1/31/00              28,227                  16,396               18,861
2/29/00              32,790                  16,837               20,095
3/31/00              32,274                  17,490               20,106
4/30/00              29,662                  16,570               18,775
5/31/00              28,617                  16,166               18,110
6/30/00              29,818                  16,798               18,891
7/31/00              28,729                  16,094               18,203
8/31/00              28,819                  16,234               18,490
9/30/00              26,965                  15,444               17,393
10/31/00             25,282                  15,079               16,737
11/30/00             23,529                  14,514               16,007
12/31/00             24,069                  15,030               16,594
1/31/01              24,697                  15,035               16,646
2/28/01              22,932                  13,911               15,393
3/31/01              20,800                  12,966               14,238
4/30/01              22,680                  13,856               15,170
5/31/01              21,922                  13,343               14,793
6/30/01              21,028                  12,834               14,292
7/31/01              20,776                  12,600               13,897
8/31/01              20,019                  12,281               13,580
9/30/01              17,933                  11,037               12,142
10/31/01             18,599                  11,320               12,533

                                                           AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                         1 Year    5 Years        Since
   October 31, 2001                                                         Inception 2
 --------------------------------------------------------------------------------------
 International Select Equity--Class C Shares           (27.17)%      8.91%       10.08%
 --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class C Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       26

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                               [GRAPHIC OMITTED]
         EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

EMERGING MARKETS EQUITY FUND--INSTITUTIONAL CLASS, MSCI EMERGING MARKETS FREE INDEX AND LIPPER EMERGING MARKETS FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION) 2

                  Emerging Markets             MSCI          Lipper Emerging
                     Equity Fund         Emerging Markets       Markets
               --Institutional Class       Free Index 3       Funds Average 4
               ---------------------     ----------------    ----------------
2/1/94              $250,000                 $250,000           $250,000
2/28/94              249,750                  245,550            243,541
3/31/94              230,250                  223,328            224,850
4/30/94              223,500                  218,861            218,156
5/31/94              231,250                  226,346            222,915
6/30/94              221,500                  220,099            213,649
7/31/94              236,750                  233,789            225,426
8/31/94              262,000                  262,802            248,207
9/30/94              273,500                  265,798            252,014
10/31/94             275,000                  261,014            246,808
11/30/94             266,250                  247,441            236,523
12/31/94             245,000                  227,572            217,059
1/31/95              215,650                  203,358            193,056
2/28/95              207,625                  198,132            187,379
3/31/95              206,275                  199,400            187,780
4/30/95              215,925                  208,353            195,491
5/31/95              225,025                  219,437            203,828
6/30/95              224,500                  220,096            205,208
7/31/95              232,275                  225,026            212,323
8/31/95              230,125                  219,715            207,258
9/30/95              226,900                  218,682            207,012
10/31/95             217,275                  210,307            197,941
11/30/95             211,625                  206,563            193,152
12/31/95             220,475                  215,735            198,726
1/31/96              242,575                  231,074            216,255
2/29/96              237,400                  227,400            213,618
3/31/96              237,950                  229,173            215,168
4/30/96              243,375                  238,340            224,032
5/31/96              245,300                  237,268            225,859
6/30/96              247,450                  238,739            226,449
7/31/96              233,875                  222,433            213,618
8/31/96              243,925                  228,127            219,335
9/30/96              245,300                  230,112            221,287
10/31/96             239,050                  223,968            216,200
11/30/96             242,575                  227,731            220,481
12/31/96             243,950                  228,755            223,198
1/31/97              256,225                  244,356            238,908
2/28/97              265,425                  254,815            247,433
3/31/97              258,175                  248,113            241,892
4/30/97              255,925                  248,560            242,411
5/31/97              265,975                  255,669            251,506
6/30/97              279,900                  269,347            264,066
7/31/97              283,250                  273,360            273,483
8/31/97              251,200                  238,589            244,202
9/30/97              257,325                  245,198            254,050
10/31/97             214,400                  204,961            211,334
11/30/97             211,600                  197,480            202,912
12/31/97             214,500                  202,239            205,304
1/31/98              199,825                  186,383            189,539
2/28/98              219,200                  205,842            204,416
3/31/98              228,575                  214,775            212,595
4/30/98              231,800                  212,434            214,926
5/31/98              198,950                  183,331            185,355
6/30/98              180,450                  164,099            166,726
7/31/98              187,500                  169,301            172,124
8/31/98              129,100                  120,356            122,920
9/30/98              133,800                  127,987            127,620
10/31/98             144,375                  141,464            139,982
11/30/98             151,125                  153,234            149,247
12/31/98             150,825                  151,012            146,824
1/31/99              151,700                  148,581            143,535
2/28/99              150,525                  150,022            141,859
3/31/99              169,900                  169,795            158,662
4/30/99              186,025                  190,798            180,713
5/31/99              184,850                  189,692            177,581
6/30/99              203,650                  211,222            196,836
7/31/99              196,600                  205,476            191,155
8/31/99              200,125                  207,346            189,222
9/30/99              194,550                  200,338            182,399
10/31/99             200,700                  204,605            187,638
11/30/99             221,550                  222,958            207,597
12/31/99             255,900                  251,319            243,845
1/31/00              257,075                  252,827            240,767
2/29/00              258,850                  256,164            245,817
3/31/00              260,025                  257,419            246,805
4/30/00              232,925                  233,016            219,762
5/31/00              223,500                  223,392            208,210
6/30/00              232,925                  231,256            218,191
7/31/00              218,500                  219,369            206,756
8/31/00              224,400                  220,444            211,034
9/30/00              200,250                  201,199            189,893
10/31/00             183,750                  186,612            175,202
11/30/00             168,150                  170,225            158,550
12/31/00             171,925                  174,350            164,050
1/31/01              192,800                  198,275            184,000
2/28/01              175,975                  182,725            172,725
3/31/01              156,975                  164,825            156,675
4/30/01              167,575                  172,775            165,675
5/31/01              170,050                  174,825            171,000
6/30/01              166,325                  171,475            167,875
7/31/01              155,725                  160,650            157,050
8/31/01              154,175                  159,050            155,325
9/30/01              130,200                  134,450            133,775
10/31/01             139,225                  142,775            142,925

                                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                               1 Year     5 Years       Since
   October 31, 2001                                                               Inception 2
 --------------------------------------------------------------------------------------------
 Emerging Markets Equity Fund--Institutional Class           (24.24)%    (10.25)%     (7.28)%
 --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 1, 1994. Benchmark returns are for the period beginning January 31, 1994.
3 The MSCI Emerging Markets Free Index is an unmanaged index of over 850 stocks traded in approximately 26 world markets. Free indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                       27

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001




      SHARES  SECURITY                           VALUE

              COMMON STOCKS--97.65%
              BELGIUM--1.11%
     15,245   Interbrew1 .................. $  395,992
                                            ----------
              CROATIA--2.81%
     44,295   Zagrebacka Banka GDR 144A ...    996,637
                                            ----------
              DENMARK--1.60%
     26,000   Danske Bank .................    385,225
      4,485   Novo Nordisk, Series B ......    181,996
                                            ----------
                                               567,221
                                            ----------
              FRANCE--14.86%
      9,873   Aventis SA ..................    726,943
      7,960   BNP Paribas SA ..............    662,443
     18,000   Generale de Sante1 ..........    266,687
     34,700   Orange SA1 ..................    281,278
      9,310   Peugeot Sa ..................    378,591
      6,927   Sanofi-Synthelabo SA ........    457,000
     18,075   Suez ........................    568,644
      6,819   TotalFinaElf SA .............    958,095
      8,970   Unibail .....................    464,944
      8,369   Vinci SA ....................    505,023
                                            ----------
                                             5,269,648
                                            ----------
              GERMANY--7.47%
      3,110   Allianz AG ..................    730,799
      6,670   Bayer AG ....................    195,842
     11,167   Deutsche Telekom AG .........    171,987
     10,554   E.On AG .....................    546,573
      1,715   Muenchener Rueckversicherungs    452,580
      6,850   Shering AG ..................    351,665
     14,500   Suedzucker AG ...............    201,118
                                            ----------
                                             2,650,564
                                            ----------
              GREECE--1.93%
     22,100   Alpha Bank A.E. .............    399,288
     17,600   Hellenic Telecommunication
               Organization SA ............    285,331
                                            ----------
                                               684,619
                                            ----------
              HUNGARY--4.48%
     11,700   Gedeon Richter Rt. ..........    635,879
     18,077   OTP Bank ....................    951,488
                                            ----------
                                             1,587,367
                                            ----------
              IRELAND--4.92%
     63,924   Bank Of Ireland .............    567,105
     33,040   CRH Plc .....................    510,647
     14,623   Elan Corp. Plc ADR1 .........    667,540
                                            ----------
                                             1,745,292
                                            ----------


      SHARES  SECURITY                           VALUE

              ITALY--6.89%
     72,321   ENI SPA ..................... $  906,707
     32,765   RAS SPA .....................    393,372
     69,598   Telecom Italia SPA ..........    581,085
    151,880   Unicredito Italiano SPA .....    560,851
                                            ----------
                                             2,442,015
                                            ----------
              NETHERLANDS--6.12%
     28,798   Ahold .......................    810,802
     17,892   Fortis (NL) NV 1 ............    423,817
     18,428   ING Groep NV ................    459,749
     21,016   Phillips Electronics NV .....    477,752
                                            ----------
                                             2,172,120
                                            ----------
              NORWAY--4.50%
     21,050   Gjensidige NOR Sparebank ....    591,342
     28,510   Orkla ASA ...................    475,089
     76,600   Statoil ASA1 ................    530,420
                                            ----------
                                             1,596,851
                                            ----------
              POLAND--1.98%
     38,330   Bank Polska Kasa Opieki SA
               GDR 144A1 ..................    701,439
                                            ----------
              PORTUGAL--3.98%
     62,904   Brisa-Auto Estradas de
               Portugal SA ................    560,889
     57,565   Portugal Telecom SGPS, SA ...    456,252
     55,910   Telecel-Comunicacoes
               Pessoais, SA1 ..............    392,778
                                            ----------
                                             1,409,919
                                            ----------
              RUSSIA--5.01%
      9,178   Lukoil ADR 1 ................    407,331
     20,500   Mobile Telesystems ADR ......    580,560
     16,800   Surgutneftegaz ADR ..........    213,108
     58,700   UES GDR1 ....................    575,847
                                            ----------
                                             1,776,846
                                            ----------
              SPAIN--5.70%
     17,009   Banco Popular Espanol SA ....    571,414
     37,464   Grupo Dragados SA ...........    455,186
     30,442   Iberdrola SA ................    418,674
     25,630   Sogecable SA 1 ..............    577,101
                                            ----------
                                             2,022,375
                                            ----------
              SWITZERLAND--3.06%
      3,120   Nestle SA ...................    647,739
      1,580   Swisscom AG .................    438,813
                                            ----------
                                             1,086,552
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       28

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001


    SHARES/
  CONTRACTS  SECURITY                            VALUE

              UNITED KINGDOM--17.58%
    119,827   BAE Systems Plc ............. $  581,177
     22,029   Barclays Plc ................    661,885
     84,700   BHP Billiton Plc ............    359,070
     76,124   BP Amoco Plc ................    614,983
     65,948   British American Tobacco Plc     574,974
     16,930   British Sky Broadcasting
               Group Plc1 .................    189,586
     24,520   British Telecom Plc1 ........    123,739
      6,873   GlaxoSmithKline Plc .........    184,816
    144,270   International Power Plc1 ....    462,639
     55,601   Matalan Plc .................    293,122
     48,047   Reckitt Benckiser Plc .......    671,502
     38,700   Scottish & Southern Energy
               Plc ........................    368,928
     36,959   Shell Transport & Trading Co.
               Plc ........................    277,081
    376,727   Vodafone Group Plc ..........    871,127
                                            ----------
                                             6,234,629
                                            ----------
              UNITED STATES--3.65%
     13,720   Pharmacia Corp. .............    555,934
     15,000   Tyco International Ltd. .....    737,100
                                            ----------
                                             1,293,034
                                            ----------
TOTAL COMMON STOCKS
   (Cost $34,625,129) ..................... 34,633,120
                                            ----------

              PREFERRED STOCKS--1.08%
      6,500   Henkel KGaA                      383,458
                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $391,032) ........................    383,458
                                            ----------

              CALL OPTIONS--0.08%
        127   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 190.21
               and Expiration 12/01) ......        241
        265   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 202.78
               and Expiration 1/02) .......        556
        168   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 175.63
               and Expiration 2/02) .......      4,521
        333   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 187.34
               and Expiration 2/02) .......      4,885
        287   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 187.60
               and Expiration of 1/02) ....      2,127


  CONTRACTS  SECURITY                             VALUE

        171   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 178.45
               and Expiration 2/02) ....... $     4,249
        301   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 182.16
               and Expiration 1/02) .......       4,680
        310   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 184.80
               and Expiration 1/02) .......       4,818
        281   NASDAQ 100 Index
               (Options on NASDAQ Exchange
               with Strike Price of 185.93
               and Expiration 1/02) .......       2,813
                                            -----------
TOTAL CALL OPTIONS
   (Cost $338,785) ........................      28,890
                                            -----------
TOTAL INVESTMENTS
   (Cost $35,354,946)2              98.81%  $35,045,468

OTHER ASSETS IN EXCESS
   OF LIABILITIES                    1.19       421,930
                                   ------   -----------
NET ASSETS                         100.00%  $35,467,398
                                   ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Aggregate cost for federal tax purposes is $35,733,091.
Abbreviations:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 4.79% of net assets at period end.

 SECTOR ALLOCATION                        PERCENT HELD
 As of October 31, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................  28.17%
   Energy ....................................  12.67
   Telecommunication Services ................  11.83
   Health Care ...............................  11.39
   Consumer Staples ..........................  10.68
   Industrials ...............................   8.03
   Utilities .................................   6.71
   Consumer Discretionary ....................   5.41
   Materials .................................   4.12
   Cash & Equivalents ........................   0.99
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       29

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001


      SHARES  SECURITY                           VALUE

              COMMON STOCKS--97.60%
              BELGIUM--2.19%
    198,710   Interbrew .................. $ 5,161,528
                                           -----------
              DENMARK--2.75%
     54,586   Group 4 Falck ..............   6,470,125
                                           -----------
              FINLAND--1.59%
    179,200   Nokia Oyj ..................   3,749,303
                                           -----------
              FRANCE--12.11%
     95,120   Aventis SA .................   7,003,625
     90,040   Axa ........................   1,970,630
     59,130   BNP Paribas SA .............   4,920,884
    123,163   Dassault Systemes SA .......   4,920,793
    184,910   Essilor International SA ...   5,177,789
    467,063   GFI Informatique ...........   4,501,140
                                           -----------
                                            28,494,861
                                           -----------
              GERMANY--3.78%
    166,740   Bayerische Motoren Werk
               (BMW) AG 1 ................   4,955,837
     63,150   Fresenius Medical Care AG ..   3,924,513
                                           -----------
                                             8,880,350
                                           -----------
              HONG KONG--1.97%
  1,218,100   Hong Kong Electric Holdings
               Ltd. ......................   4,622,509
                                           -----------
              IRELAND--2.37%
    627,241   Bank of Ireland ............   5,564,600
                                           -----------
              ITALY--3.44%
    645,395   ENI SPA ....................   8,091,483
                                           -----------
              JAPAN--12.30%
    257,000   Aeon Co., Ltd. .............   5,511,417
    186,000   Canon, Inc. ................   5,409,583
    287,700   Daito Trust Construction
               Co., Ltd. .................   4,924,076
    445,000   Mitsubishi Corp. ...........   3,410,073
     77,000   Promise Co., Ltd. ..........   4,982,149
    454,000   Sharp Corp. ................   4,695,593
                                           -----------
                                            28,932,891
                                           -----------
              NETHERLANDS--14.64%
    194,006   Ahold ......................   5,462,198
     60,250   Gucci Group ................   5,141,615
    260,310   ING Groep NV ...............   6,494,323
    276,378   Phillips Electronics .......   6,282,842
    611,810   Vedior NV ..................   5,620,566
    186,230   Ver Ned ....................   5,434,479
                                           -----------
                                            34,436,023
                                           -----------


      SHARES  SECURITY                            VALUE

              SPAIN--6.16%
    154,600   Banco Popular Espanol SA ... $  5,193,757
    204,552   NH Hoteles1 ................    1,895,755
    615,200   Telefonica1 ................    7,391,549
                                           ------------
                                             14,481,061
                                           ------------
              SWEDEN--1.96%
    402,900   Assa Abloy AB -- Class B ...    4,603,034
                                           ------------
              SWITZERLAND--6.67%
    204,000   Credit Suisse Group ........    7,458,478
     39,680   Nestle SA-- Class B ........    8,237,911
                                           ------------
                                             15,696,389
                                           ------------
              UNITED KINGDOM--25.67%
  1,385,900   BG Group Plc ...............    5,275,652
  1,045,600   Brambles Industries Plc1 ...    5,249,970
    245,566   Canary Wharf Group Plc1 ....    1,591,778
  1,666,900   Centrica Plc ...............    5,315,042
    537,798   Compass Group Plc ..........    3,900,854
  1,658,700   Dixons Group Plc ...........    5,059,731
    423,399   GlaxoSmithKline Plc ........   11,385,296
  1,241,800   P&O Princess Cruises Plc ...    4,415,584
    238,400   Reckitt Benckiser Plc ......    3,331,864
    434,030   Schroders Plc, Non Voting ..    4,431,130
    544,100   Severn Trent Plc ...........    5,610,254
    533,011   Six Continents Plc .........    4,817,646
                                           ------------
                                             60,384,801
                                           ------------
TOTAL COMMON STOCKS
   (Cost $249,641,005) ...................  229,568,958
                                           ------------

              PREFERRED STOCKS--2.20%
              GERMANY--2.20%
     87,530   Henkel KGaA ................    5,163,706
                                           ------------
TOTAL PREFERRED STOCKS
   (Cost $5,172,682) .....................    5,163,706
                                           ------------
TOTAL INVESTMENTS
   (Cost $254,813,687)2 ..........  99.80% $234,732,664

OTHER ASSETS IN
   EXCESS OF LIABILITIES .........   0.20       477,074
                                   ------  ------------
NET ASSETS ....................... 100.00% $235,209,738
                                   ======  ============

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Aggregate cost for federal tax purposes is $256,849,984.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       30

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

 SECTOR ALLOCATION                        PERCENT HELD
 As of October 31, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Consumer Discretionary ....................  22.23%
   Financials ................................  18.11
   Industrials ...............................  12.90
   Health Care ...............................  11.71
   Consumer Staples ..........................   9.45
   Information Technology ....................   7.92
   Utilities .................................   6.64
   Energy ....................................   5.68
   Telecommunication Services ................   3.15
   Materials .................................   2.21
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       31

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

      SHARES  SECURITY                           VALUE

              COMMON STOCKS--91.42%
              BRAZIL--4.86%
     11,296   Brasil Telecom
               Participacoes ADR 1 ...... $    316,288
     15,000   Companhia Brasileira de
               Distribuicao Grupo Pao de
               Acucar ADR 1 .............      227,700
     45,000   Copel ADR .................      216,000
     55,313   CVRD ADR 1 ................    1,157,148
      1,100   Embratel Participacoes ADR         2,970
    107,300   Petrobras ADR .............    2,146,000
  8,137,600   Siderurgica Nacional ......       84,949
     21,863   Tele Centro Oeste Celular
               Participacoes ADR ........      110,408
     45,118   Telemar ADR ...............      458,399
        400   Telesp Celular
               Participacoes ADR ........        2,020
     21,515   Unibanco GDR ..............      338,431
                                          ------------
                                             5,060,313
                                          ------------
              CHILE--2.72%
     19,000   Banco Santander ADR .......      306,850
     79,278   Compania de
               Telecomunicaciones
               de Chile SA ADR 1 ........      816,564
     43,479   DyS ADR 1 .................      471,747
     24,100   Embotelladora Andina SA
               ADR - Class A ............      214,490
     31,100   Empresa Nacional de
               Electricidad SA ADR ......      270,570
     61,869   Enersis ADR ...............      761,607
                                          ------------
                                             2,841,828
                                          ------------
              CHINA--5.06%
    974,000   China Mobile Ltd.1 ........    2,953,203
    338,000   China Resource Enterprise
               Ltd. .....................      340,165
    208,000   Citic Pacific Ltd. ........      426,665
    291,000   CNOOC Ltd. ................      285,402
      1,300   Huaneng Power International,
               Inc. ADR .................       31,590
    538,000   Legend Holdings Ltd. ......      225,890
  4,336,000   PetroChina Co., Ltd. ......      817,165
    850,000   Zhejiang Expressway Co.,
               Ltd. .....................      198,332
                                          ------------
                                             5,278,412
                                          ------------
              CZECH REPUBLIC--0.56%
    287,020   CEZ .......................      587,311
                                          ------------
              HONG KONG--0.00%
        179   First Pacific Co., Ltd. ...           19
                                          ------------


      SHARES  SECURITY                           VALUE

              HUNGARY--2.93%
     17,480   Gedeon Richter ............ $    950,013
    332,215   Matav .....................    1,038,612
      1,076   Matav ADR .................       16,732
     20,103   OTP Bank ..................    1,058,127
                                          ------------
                                             3,063,484
                                          ------------
              INDIA--7.37%
    252,100   Bharat Heavy Electricals
               Ltd. .....................      681,862
     12,770   Cipla Ltd. ................      282,821
          1   EIH Ltd ...................            4
      6,000   Gujarat Ambuja Cements Ltd.
               GDR ......................       19,500
     31,910   Hindalco Industries Ltd ...      371,663
    344,700   Hindustan Lever Ltd. ......    1,546,804
     15,749   Infosys Technologies Ltd. .      956,393
     36,981   ITC Ltd. ..................      529,401
      2,000   ITC Ltd. GDR ..............       30,000
    150,050   Larsen & Toubro Ltd. ......      518,874
      1,000   Larsen & Toubro Ltd. GDR ..        7,000
    176,661   Mahanagar Telephone Nigam
               Ltd ......................      477,084
      3,110   Mahanagar Telephone Nigam
               Ltd. ADR 1 ...............       17,571
    190,082   Reliance Industries Ltd. ..    1,011,605
     97,484   Satyam Computer Services
               Ltd. .....................      284,997
    246,550   State Bank of India .......      953,782
                                          ------------
                                             7,689,361
                                          ------------
              INDONESIA--1.71%
    441,000   PT Gudang Garam Tbk 1 .....      378,902
  2,589,000   PT IndoFood Sukses Makmur
               Tbk. .....................      166,833
  4,611,000   PT Telekomunikasi Indonesia    1,243,539
                                          ------------
                                             1,789,274
                                          ------------
              ISRAEL--4.76%
    362,700   Bank Hapoalim Ltd. ........      704,237
    551,410   Bank Leumi Le-Israel ......      984,429
    525,790   Bezeq1 ....................      555,851
     73,940   Blue Square Chain Stores1 .    1,126,784
     15,900   Check Point Software
               Techologies Ltd.1 ........      469,368
     17,700   Teva Pharmaceutical
               Industries Ltd. ..........    1,128,089
                                          ------------
                                             4,968,758
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       32

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

      SHARES  SECURITY                           VALUE

              KOREA--15.02%
      6,245   H & CB ADR ................ $     81,060
     36,500   Hyundai Motor Co., Ltd. ...      586,255
     59,781   Kookmin Bank ..............      923,259
     98,540   Korea Electric Power Corp.     1,552,290
      4,010   Korea Electric Power Corp.
               ADR ......................       34,927
     49,835   Korea Telecom Corp. ADR        1,038,561
     36,700   Korea Tobacco & Ginseng Corp.
               144A GDR 1 ...............      271,947
     55,500   LG Chem Ltd.1 .............      685,714
      5,426   Pohang Iron & Steel .......      372,907
     35,425   Pohang Iron & Steel ADR ...      607,539
     28,147   Samsung Electronics .......    3,771,046
      1,350   Samsung Electronics 144A
               GDR ......................       99,225
     22,120   Samsung Fire & Marine
               Insurance ................      691,784
     29,770   Samsung Securities Co.,
               Ltd.1 ....................      771,261
      1,300   Shinhan Bank 144A GDR 1 ...       22,386
     81,200   Shinhan Financial Group 1 .      699,135
      7,667   Shinsegae Co., Ltd. .......      544,090
     13,110   SK Telecom ................    2,485,332
     20,924   SK Telecom ADR 1 ..........      441,078
                                          ------------
                                            15,679,796
                                          ------------
              MALAYSIA--3.08%

     33,000   British American Tobacco
               Berhad ...................      297,431
    773,000   IOI Corp. Berhad ..........      679,419
    529,500   Malayan Banking ...........      989,319
    225,000   MNI Holdings Berhad 1 .....      220,261
    338,000   Resorts World Berhad ......      462,521
    494,000   Sime Darby Berhad .........      566,794
                                          ------------
                                             3,215,745
                                          ------------
              MEXICO--10.55%
      5,700   Alfa SA de CV, Series A ...        4,960
     53,419   America Movil, Series L 1 .      801,285
    197,156   Cemex SA CPO ..............      905,442
     27,000   Coca Cola Femsa Adr .......      542,430
    268,600   Consorcio ARA SA de CV 1 ..      365,797
    129,655   Femsa .....................      404,996
      8,721   Grupo Carso 1 .............       21,312
  1,062,178   Grupo Financiero BBVA
               Bancomer, Series O 1 .....      802,488
    103,500   Grupo Industrial Saltillo,
               Series B 1 ...............       88,375
    413,267   Grupo Modelo, Series C ....      946,958
    158,946   Kimberly Clark, Series A ..      434,644
      6,500   Organizacion Soriana,
               Series B 1 ...............       14,192
    105,619   Telemex ADR ...............    3,597,383
     28,538   Televisa GDR 1 ............      868,982
    512,800   Walmart de Mexico, Series V    1,213,825
                                          ------------
                                            11,013,069
                                          ------------


      SHARES  SECURITY                           VALUE

              PHILIPPINES--0.38%
    494,000   ABS-CBN Broadcasting Corp.  $    247,237
    187,075   Bank of the Philippine
               Islands ..................      145,843
                                          ------------
                                               393,080
                                          ------------
              POLAND--1.29%
     40,600   Bank Polska Kasa Opieki
               SA 1 .....................      749,134
    160,500   Telekomunikacja Polska SA 1      598,180
                                          ------------
                                             1,347,314
                                          ------------
              PORTUGAL--0.00%
         40   Jeronimo Martins 1 ........          268
                                          ------------
              RUSSIA--4.83%
     45,744   Lukoil ADR ................    2,030,174
     12,900   Mobile Telesystems ADR 1 ..      365,328
    116,450   Mosenergo ADR 1 ...........      370,311
    179,595   Surgutneftegaz ADR 1 ......    2,278,162
                                          ------------
                                             5,043,975
                                          ------------
              SOUTH AFRICA--10.77%
    289,708   ABSA ......................    1,020,255
    662,200   African Bank Investments
               Ltd. .....................      614,621
     44,050   Anglo American Platinum
               Corp. Ltd. ...............    1,440,088
    182,318   Anglo American Plc ........    2,351,654
      9,400   AngloGold .................      317,277
      3,400   Barlow ....................       17,961
    142,307   Bidvest Group 1 ...........      677,016
      1,400   Fedsure Holdings ..........          235
  1,240,000   FirstRand .................    1,007,537
     43,800   Imperial Holding Ltd. .....      265,754
        122   Investec Group Ltd.1 ......        2,065
     70,900   Nedcor ....................    1,010,778
    636,956   New Clicks Holdings .......      499,979
     98,235   Sappi .....................      916,979
    123,900   Sasol .....................    1,081,637
      3,382   South African Breweries ...       21,094
                                          ------------
                                            11,244,930
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       33

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

      SHARES  SECURITY                           VALUE

              TAIWAN--11.84%
      1,220   ASE Test Ltd.1 ............ $     10,041
    355,381   Asustek Computer, Inc. ....    1,214,626
      7,818   Asustek Computer, Inc. GDR        26,972
  2,256,952   Bank Sinopac ..............      908,665
    291,332   Cathay Life Insurance .....      335,845
    933,923   China Steel Corp. .........      363,831
        241   China Steel Corp. GDR .....        1,892
  1,792,931   Chinatrust Comm Bank ......      908,799
    465,000   Compal Electronics, Inc. ..      370,384
    996,968   Formosa Plastics Corp. ....      805,660
    218,488   Hon Hai Precision Industry
               Co., Ltd. ................      810,035
    186,208   President Chain Store Corp.      347,876
    225,000   Quanta Compute, Inc. ......      482,259
    365,892   Taiwan Cellular Corp. .....      374,105
  1,464,984   Taiwan Semiconductor ......    2,588,387
      8,309   Taiwan Semiconductor ADR ..      107,269
  1,964,180   United Microelectronics
               Corp. Ltd. ...............    1,615,720
     33,000   Via Technologies, Inc. ....       82,201
  1,076,129   Winbond Electronics Corp. .      347,541
    539,000   Yageo Corp. ...............      313,799
    775,340   Yuanta-Core Pacific
               Securities Co. ...........      341,352
                                          ------------
                                            12,357,259
                                          ------------
              THAILAND--1.97%
    543,000   Advanced Info Service .....      504,014
    399,000   Electricity Generating
               Public Co., Ltd.- ........      298,960
    138,000   PTT Exploration ...........      304,026
      6,000   Siam Cement Public Co.,
               Ltd.1 ....................       54,216
     39,100   Siam Cement Public Co.,
               Ltd. Reg.1 ...............      423,270
     86,999   Telecomasia Wts Expire
               12/31/491 ................            0
  1,263,400   Thai Farmers Bank
               Public Co., Ltd.1 ........      473,315
                                          ------------
                                             2,057,801
                                          ------------
              TURKEY--1.70%
171,073,926   Akbank ....................      338,707
  8,479,856   Enka Holding Yatirim AS ...      572,963
205,058,537   Hurriyet ..................      338,327
136,504,685   Vestel1 ...................      235,945
157,772,511   Yapi ve Kredi1 ............      287,580
                                          ------------
                                             1,773,522
                                          ------------
              UNITED KINGDOM--0.02%
      6,111   Dimension Data Holdings
               Plc1 .....................        6,710
      8,200   Old Mutual Plc ............       12,909
                                          ------------
                                                19,619
                                          ------------
TOTAL COMMON STOCKS
   (Cost $119,254,522) ..................   95,425,138
                                          ------------

      SHARES  SECURITY                           VALUE

              PREFERRED STOCKS--4.63%
              BRAZIL--4.39%
 11,066,150   Companhia De Bebidas das
               Americas 1 ............... $  1,809,028
 42,953,600   Electrobras ...............      531,867
 55,203,300   Gerdau SA .................      388,076
 29,127,750   Itaubanco .................    1,858,066
                                          ------------
                                             4,587,037
                                          ------------
              KOREA--0.24%
      4,330   Samsung Electronics .......      246,426
                                          ------------
TOTAL PREFERRED STOCKS
   (Cost $5,956,588) ....................    4,833,463
                                          ------------
TOTAL INVESTMENTS

   (Cost $125,211,110)2 .........  96.05% $100,258,601
OTHER ASSET IN EXCESS

   OF LIABILITIES ...............   3.95     4,122,017
                                  ------  ------------
NET ASSETS ...................... 100.00% $104,380,618
                                  ======  ============

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Aggregate cost for federal tax purposes is $128,160,770.
Abbreviations:
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents .38% of net assets at period end.

 SECTOR ALLOCATION                        PERCENT HELD
 As of October 31, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................  19.65%
   Telecommunication Services ................  18.56
   Information Technology ....................  14.27
   Materials .................................  12.94
   Consumer Staples ..........................   9.92
   Energy ....................................   9.10
   Consumer Discretionary ....................   5.15
   Utilities .................................   4.74
   Industrials ...............................   3.27
   Health Care ...............................   2.40
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       34

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

International Equity Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


                                                                                          EUROPEAN
                                                                                       EQUITY FUND
                                                                                       -----------
ASSETS
   Investments, at value 1 .........................................................  $ 35,045,468
   Cash ............................................................................     2,518,544
   Foreign currency, at value 2 ....................................................       366,596
   Receivable for capital shares sold ..............................................       189,000
   Receivable for securities sold ..................................................       769,582
   Dividend and interest receivable ................................................        29,773
   Receivable for foreign taxes withheld ...........................................        65,206
   Unrealized appreciation on forward foreign currency contracts ...................        28,767
   Prepaid expenses and other ......................................................        17,230
                                                                                      ------------
Total assets .......................................................................    39,030,166
                                                                                      ------------
LIABILITIES
   Payable for capital shares redeemed .............................................       101,699
   Payable for securities purchased ................................................     3,275,457
   Payable for options written, at value (premiums received $30,078) ...............        24,925
   Loan Payable ....................................................................            --
   Due to administrator ............................................................         9,651
   Due to advisor ..................................................................        16,453
   Unrealized depreciation on forward foreign currency contracts ...................        30,892
   Accrued expenses and other ......................................................       103,691
                                                                                      ------------
Total liabilities ..................................................................     3,562,768
                                                                                      ------------
NET ASSETS .........................................................................  $ 35,467,398
                                                                                      ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................................  $ 57,929,014
   Undistributed net investment (expenses in excess of) income .....................        (5,866)
   Accumulated net realized losses on investment and foreign currency transactions .   (22,122,559)
   Net unrealized depreciation on investments and foreign currencies ...............      (333,191)
                                                                                      ------------
NET ASSETS .........................................................................  $ 35,467,398
                                                                                      ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 3 ...........................................................  $      20.19
                                                                                      ============
   Investment  Class 4 .............................................................  $      19.18
                                                                                      ============
   Premier Class 5 .................................................................  $         --
                                                                                      ============
  Class A 6 .......................................................................   $       7.46
                                                                                      ============
   Class B 7 .......................................................................  $       7.42
                                                                                      ============
   Class C 8 .......................................................................  $       7.45
                                                                                      ============

--------------------------------------------------------------------------------
1 Cost of Investments: European Equity Fund $35,354,946, International Select Equity Fund $254,813,687, Emerging Markets Equity Fund $125,211,110.
2 Cost of Foreign Currency: European Equity Fund $366,224, International Select Equity Fund $6,008,479, Emerging Markets Equity Fund $890,066.
3 Net asset value, offering and redemption price per share (based on net assets of $21,611,630, $65,548,277, and $104,380,618, and 1,070,536,
     4,536,414, and 23,349,583 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund, respectively).
4 Net asset value, offering and redemption price per share (based on net assets of $13,410,590 and $9,661,067, and 699,329 and 678,258 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).

--------------------------------------------------------------------------------
                                       36

                                                                                      INTERNATIONAL                 EMERGING
                                                                                             SELECT                  MARKETS
                                                                                        EQUITY FUND              EQUITY FUND
                                                                                      -------------              -----------
ASSETS
   Investments, at value 1 .........................................................   $234,732,664              $100,258,601
   Cash ............................................................................          1,412                 3,136,059
   Foreign currency, at value 2 ....................................................      5,973,248                   891,957
   Receivable for capital shares sold ..............................................        631,507                       293
   Receivable for securities sold ..................................................      1,970,719                   402,819
   Dividend and interest receivable ................................................        263,656                   169,990
   Receivable for foreign taxes withheld ...........................................        163,578                        --
   Unrealized appreciation on forward foreign currency contracts ...................         92,580                        --
   Prepaid expenses and other ......................................................         16,245                     5,783
                                                                                       ------------              ------------
Total assets .......................................................................    243,845,609               104,865,502
                                                                                       ------------              ------------
LIABILITIES
   Payable for capital shares redeemed .............................................        348,762                     7,007
   Payable for securities purchased ................................................      7,143,422                   342,520
   Payable for options written, at value (premiums received $30,078) ...............             --                        --
   Loan Payable ....................................................................        766,000                        --
   Due to administrator ............................................................         60,919                    25,973
   Due to advisor ..................................................................         98,638                    22,215
   Unrealized depreciation on forward foreign currency contracts ...................        136,329                         4
   Accrued expenses and other ......................................................         81,801                    87,165
                                                                                       ------------              ------------
Total liabilities ..................................................................      8,635,871                   484,884
                                                                                       ------------              ------------
NET ASSETS .........................................................................   $235,209,738              $104,380,618
                                                                                       ============              ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................................   $333,966,214              $150,779,092
   Undistributed net investment (expenses in excess of) income .....................        125,450                 1,575,867
   Accumulated net realized losses on investment and foreign currency transactions .    (78,718,521)              (23,021,425)
   Net unrealized depreciation on investments and foreign currencies ...............    (20,163,405)              (24,952,916)
                                                                                       ------------              ------------
NET ASSETS .........................................................................   $235,209,738              $104,380,618
                                                                                       ============              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 3 ...........................................................   $      14.45              $       4.47
                                                                                       ============              ------------
   Investment  Class 4 .............................................................   $      14.24              $         --
                                                                                       ============              ------------
   Premier Class 5 .................................................................   $      14.37              $         --
                                                                                       ============              ------------
  Class A 6 .......................................................................    $       8.19              $         --
                                                                                       ============              ------------
   Class B 7 .......................................................................   $       8.11              $         --
                                                                                       ============              ------------
   Class C 8 .......................................................................   $       8.11              $         --
                                                                                       ============              ------------

--------------------------------------------------------------------------------
5 Net asset value, offering and redemption price per share (based on net assets of $159,331,731 and 11,089,039 shares outstanding; $0.001 par value, unlimited number of shares authorized for International Select Equity
     Fund).
6 Net asset value, offering and redemption price per share (based on net assets of $283,377 and $484,384, and 37,986 and 59,149 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).
7 Net asset value, offering and redemption price per share (based on net assets of $67,458 and $79,750, and 9,096 and 9,831 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).
8 Net asset value, offering and redemption price per share (based on net assets of $94,343 and $104,529, and 12,666 and 12,884 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively)

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       37

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS





                                                                                        EUROPEAN
                                                                                     EQUITY FUND
                                                                                    ------------
INVESTMENT INCOME
   Dividends (net of withholding taxes) 1 .......................................   $    931,899
   Interest .....................................................................        162,884
                                                                                    ------------
Total investment income .........................................................      1,094,783
                                                                                    ------------
EXPENSES
   Investment advisory fees .....................................................        434,400
   Administration fees ..........................................................        186,168
   Professional fees ............................................................         50,807
   Custody fees .................................................................        250,104
   Directors' fees ..............................................................          5,847
   Registration fees ............................................................         36,201
   Servicing plan fees:
     Investment Class ............................................................         56,594
     Class B Shares .............................................................            112
     Class C Shares .............................................................            101
   Printing and shareholder reports .............................................         50,821
   Distribution fees:
     Class A Shares .............................................................            166
     Class B Shares .............................................................            337
     Class C Shares .............................................................            303
   Interest expense .............................................................         18,415
   Miscellaneous ................................................................         10,059
                                                                                    ------------
Total expenses ..................................................................      1,100,435
Less: fee waivers and/or expense reimbursements .................................       (215,609)
   waivers by custodian 2 .......................................................        (33,341)
                                                                                    ------------
Net expenses ....................................................................        851,485
                                                                                    ------------
NET INVESTMENT INCOME ...........................................................        243,298
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized loss from:
     Investment transactions ....................................................    (17,072,362)
     Option transactions ........................................................       (436,918)
     Foreign currency transactions ..............................................       (182,923)
     Forward foreign currency transactions ......................................       (399,648)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .........................................       (118,126)
                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..........    (18,209,977)
                                                                                    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................................   $(17,966,679)
                                                                                    ============

--------------------------------------------------------------------------------
1 Net of foreign withholding taxes: European Equity Fund $ 132,728, International Select Equity Fund $503,172 and Emerging Markets Equity Fund $428,128.
2    One-time waiver by custodian.

--------------------------------------------------------------------------------
                                       38

                                                                                              FOR THE YEAR ENDED
                                                                                                OCTOBER 31, 2001

                                                                                    NTERNATIONAL        EMERGING
                                                                                          SELECT         MARKETS
                                                                                     EQUITY FUND     EQUITY FUND
                                                                                    ------------    ------------
INVESTMENT INCOME
   Dividends (net of withholding taxes) 1 .......................................   $  3,400,818    $  3,393,901
   Interest .....................................................................        362,645         209,888
                                                                                    ------------    ------------
Total investment income .........................................................      3,763,463       3,603,789
                                                                                    ------------    ------------
EXPENSES
   Investment advisory fees .....................................................      1,810,153       1,218,785
   Administration fees ..........................................................        775,988         365,633
   Professional fees ............................................................         57,224          96,244
   Custody fees .................................................................        260,719         475,938
   Directors' fees ..............................................................          7,364           6,102
   Registration fees ............................................................         35,603           6,251
   Servicing plan fees:
     Investment Class ............................................................         27,010              --
     Class B Shares .............................................................             97              --
     Class C Shares .............................................................            116              --
   Printing and shareholder reports .............................................         47,701          23,742
   Distribution fees:
     Class A Shares .............................................................            561              --
     Class B Shares .............................................................            292              --
     Class C Shares .............................................................            350              --
   Interest expense .............................................................         26,437          30,306
   Miscellaneous ................................................................          9,597           5,868
                                                                                    ------------    ------------
Total expenses ..................................................................      3,059,212       2,228,869
Less: fee waivers and/or expense reimbursements .................................       (457,257)       (603,971)
   waivers by custodian 2 .......................................................        (34,454)        (74,394)
                                                                                    ------------    ------------
Net expenses ....................................................................      2,567,501       1,550,504
                                                                                    ------------    ------------
NET INVESTMENT INCOME ...........................................................      1,195,962       2,053,285
                                                                                    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized loss from:
     Investment transactions ....................................................    (77,724,988)    (21,673,139)
     Option transactions ........................................................             --              --
     Foreign currency transactions ..............................................       (725,937)       (308,383)
     Forward foreign currency transactions ......................................     (1,025,134)        (29,489)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .........................................      5,294,448     (11,065,473)
                                                                                    ------------    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..........    (74,181,611)    (33,076,484)
                                                                                    ------------    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................................   $(72,985,649)   $(31,023,199)
                                                                                    ============    ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       39

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                                      2001             2000

                                                                                   EUROPEAN
                                                                                EQUITY FUND
                                                                                -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................   $     243,298    $     339,788
   Net realized gain (loss) on investment and foreign
     currency transactions ...............................     (18,091,851)      (3,797,115)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...............        (118,126)        (226,878)
                                                             -------------    -------------
Net decrease in net assets from operations ...............     (17,966,679)      (3,684,205)
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class .................................        (602,277)        (132,743)
     Investment Class ....................................        (424,790)              --
     Premier Class .......................................              --               --
   Net realized gain from investment transactions:
     Institutional Class .................................              --               --
     Investment Class ....................................              --               --
     Premier Class 2 .....................................              --               --
                                                             -------------    -------------
Total distributions ......................................      (1,027,067)        (132,743)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
     Net proceeds from sales of shares ...................     183,371,160      264,434,959
     Net dividend reinvestments ..........................         905,460          117,898
     Net cost of shares redeemed .........................    (210,232,029)    (181,216,291)
                                                             -------------    -------------
Net increase (decrease) in net assets from
   capital share transactions ............................     (25,955,409)      83,336,566
                                                             -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................     (44,949,155)      79,519,618
                                                             -------------    -------------
NET ASSETS
   Beginning of year .....................................      80,416,553          896,935
                                                             -------------    -------------
   End of year ...........................................   $ 35,467,398 3   $  80,416,553 3
                                                             =============    =============

--------------------------------------------------------------------------------
1 Net of $1,866,711 in foreign withholding taxes paid on net realized gains in certain countries.
2 The International Select Equity Premier Class began operations on February 29, 2000.
3 Includes accumulated net investment (expenses in excess of) income of $(5,866) for 2001 and $956,444 for 2000.
4 Includes accumulated net investment income of $125,450 for 2001 and $936,835 for 2000.
5 Includes accumulated net investment (expenses in excess of) income of $1,575,867 for 2001 and $(256,570) for 2000.

--------------------------------------------------------------------------------
                                       40

International Equity Funds
--------------------------------------------------------------------------------

                                                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                                      2001             2000             2001             2000

                                                                              INTERNATIONAL                          EMERGING
                                                                         SELECT EQUITY FUND               MARKETS EQUITY FUND
                                                                         ------------------               -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................   $   1,195,962    $     564,315    $   2,053,285    $     282,218
   Net realized gain (loss) on investment and foreign
     currency transactions ...............................     (79,476,059)      26,415,452      (22,011,011)      24,222,271 1
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...............       5,294,448      (30,971,839)     (11,065,473)     (28,448,240)
                                                             -------------    -------------    -------------    -------------
Net decrease in net assets from operations ...............     (72,985,649)      (3,992,072)     (31,023,199)      (3,943,751)
                                                             -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class .................................              --         (313,559)              --         (721,835)
     Investment Class ....................................              --               --               --               --
     Premier Class .......................................      (1,267,033)              --               --               --
   Net realized gain from investment transactions:
     Institutional Class .................................      (4,775,693)      (2,159,370)      (6,607,592)              --
     Investment Class ....................................      (1,194,544)            (242)              --               --
     Premier Class 2 .....................................     (19,797,850)              --               --               --
                                                             -------------    -------------    -------------    -------------
Total distributions ......................................     (27,035,120)      (2,473,171)      (6,607,592)        (721,835)
                                                             -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
     Net proceeds from sales of shares ...................     437,622,447      641,784,382      161,896,137       82,381,420
     Net dividend reinvestments ..........................      25,468,808        2,468,556        6,316,236          718,906
     Net cost of shares redeemed .........................    (406,021,459)    (421,214,303)    (159,561,542)    (108,960,266)
                                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
   capital share transactions ............................      57,069,796      223,038,635        8,650,831      (25,859,940)
                                                             -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................     (42,950,973)     216,573,392      (28,979,960)     (30,525,526)
                                                             -------------    -------------    -------------    -------------
NET ASSETS
   Beginning of year .....................................     278,160,711       61,587,319      133,360,578      163,886,104
                                                             -------------    -------------    -------------    -------------
   End of year ...........................................   $ 235,209,738 4   $278,160,711 4  $ 104,380,618 5  $ 133,360,578 5
                                                             =============    =============    =============    =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       41

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN EQUITY FUND--
 INSTITUTIONAL CLASS
                                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                           2001           2000         1999        1998        1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....................  $28.44         $11.43       $13.50      $12.81      $10.60
                                                         ------         ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment (expenses in
     excess of) income ................................    0.23          (1.37)        0.29        0.15        0.25
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ............   (8.11)         16.20         2.04        1.68        2.11
                                                         ------         ------       ------      ------      ------
Total from investment operations ......................   (7.88)         14.83         2.33        1.83        2.36
                                                         ------         ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................   (0.37)         (0.08)       (0.29)      (0.24)      (0.03)
   Net realized gain from investment
     transactions .....................................      --             --        (4.11)      (0.90)      (0.12)
                                                         ------         ------       ------      ------      ------
Total distributions ...................................   (0.37)         (0.08)       (4.40)      (1.14)      (0.15)
                                                         ------         ------       ------      ------      ------
OTHER CAPITAL CHANGES 1 ...............................      --           2.26           --          --          --
                                                         ------         ------       ------      ------      ------
NET ASSET VALUE, END OF YEAR ..........................  $20.19         $28.44       $11.43      $13.50      $12.81
                                                         ======         ======       ======      ======      ======
TOTAL INVESTMENT RETURN ...............................  (28.10)%       149.63%       21.18%      15.36%      22.48%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ............. $21,612        $50,677         $897      $5,387     $39,330
   Ratios to average net assets:
     Net investment income ............................    0.48%          0.92%        1.23%       1.12%       1.71%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .....................    1.28%          1.28%          --%         --%         --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) .....................    1.25%          1.25%        0.90%       0.90%       0.90%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .....................    1.63%          1.94%        1.64%       1.13%       1.17%
   Portfolio turnover rate ............................     238%           377%          80%         49%         45%

--------------------------------------------------------------------------------
1 Represents one-time gain from accounting for cancellation of certain shareholder trades.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       42

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN EQUITY FUND--                                                               FOR THE PERIOD
  INVESTMENT CLASS                                                               DECEMBER 23, 1999 1
                                                       FOR THE YEAR ENDED                    THROUGH
                                                         OCTOBER 31, 2001           OCTOBER 31, 2000

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................  $27.11                     $14.63
                                                                   ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................................    0.03                       0.04
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .....................................   (7.55)                     11.48
                                                                   ------                     ------
Total from investment operations ................................   (7.52)                     11.52
                                                                   -------                    ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ........................................   (0.41)                        --
                                                                   -------                    ------
Total distributions .............................................   (0.41)                        --
                                                                   ------                     ------
OTHER CAPITAL CHANGES2 ..........................................      --                       0.96
                                                                   ------                     ------
NET ASSET VALUE, END OF PERIOD ..................................  $19.18                     $27.11
                                                                   ======                     ------
TOTAL INVESTMENT RETURN .........................................  (28.17)%                    85.30%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..................... $13,411                    $29,739
   Ratios to average net assets:
     Net investment income ......................................    0.24%                      0.36% 3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............    1.53%                      1.54% 3
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ............    1.50%                      1.50% 3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............    1.88%                      2.07% 3
   Portfolio turnover rate ......................................     238%                       377%

--------------------------------------------------------------------------------
1    Commencement of operations.
2 Represents one-time gain from accounting for cancellation of certain shareholder trades.
3    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       43

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN EQUITY FUND--                                                  FOR THE PERIOD
 CLASS A                                                            FEBRUARY 28, 2001 1
                                                                                THROUGH
                                                                       OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................... $10.00
                                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................................................     --2
   Net realized and unrealized loss on investments and foreign currencies ......  (2.54)
                                                                                 ------
Total from investment operations ...............................................  (2.54)
                                                                                 ------
NET ASSET VALUE, END OF PERIOD ................................................. $ 7.46
                                                                                 ======
TOTAL INVESTMENT RETURN ........................................................ (25.40)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................................   $283
   Ratios to average net assets:
     Net investment income .....................................................   0.25% 3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................   1.53% 3
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...........................   1.50% 3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................   1.88% 3
   Portfolio turnover rate .....................................................    238%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Amount rounds to less than $0.01 per share.
3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       44

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN EQUITY FUND--                                                   FOR THE PERIOD
 CLASS B                                                             FEBRUARY 28, 2001 1
                                                                                 THROUGH
                                                                        OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................... $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................................   (0.01)
   Net realized and unrealized loss on investments and foreign currencies ......   (2.57)
                                                                                 -------
Total from investment operations ...............................................   (2.58)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD ................................................. $  7.42
                                                                                 =======
TOTAL INVESTMENT RETURN ........................................................  (25.80)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................................     $67
   Ratios to average net assets:
     Expenses in excess of income ..............................................   (0.26)% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................    2.28% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...........................    2.25% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................    2.63% 2
   Portfolio turnover rate .....................................................     238%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       45

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN EQUITY FUND--                                               FOR THE PERIOD
 CLASS C                                                         FEBRUARY 28, 2001 1
                                                                             THROUGH
                                                                    OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................ $10.00
                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .............................................  (0.01)
   Net realized and unrealized loss on investments and foreign currencies ...  (2.54)
                                                                              ------
Total from investment operations ............................................  (2.55)
                                                                              ------
NET ASSET VALUE, END OF PERIOD .............................................. $ 7.45
                                                                              ======
TOTAL INVESTMENT RETURN ..................................................... (25.50)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................................    $94
   Ratios to average net assets:
     Expenses in excess of income ...........................................  (0.29)% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ........................   2.28% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ........................   2.25% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ........................   2.63% 2
   Portfolio turnover rate ..................................................    238%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       46

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--
 INSTITUTIONAL CLASS
                                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                           2001           2000         1999        1998        1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....................  $21.50         $18.10       $12.02      $11.62      $11.88
                                                         ------         ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ................................    0.08          (0.85)       (0.09)       0.12        0.16
   Net realized and unrealized gain on
     investments and foreign currencies ...............   (5.14)          4.57         6.91        0.90        0.28
                                                         ------         ------       ------      ------      ------
Total from investment operations ......................   (5.06)          3.72         6.82        1.02        0.44
                                                         ------         ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............................      --          (0.04)       (0.07)      (0.23)      (0.15)
   Net realized gain from investment
     transactions .....................................   (1.99)         (0.28)       (0.67)      (0.39)      (0.55)
                                                         ------         ------       ------      ------      ------
   Total distributions ................................   (1.99)         (0.32)       (0.74)      (0.62)      (0.70)
                                                         ------         ------       ------      ------      ------
NET ASSET VALUE, END OF YEAR ..........................  $14.45         $21.50       $18.10      $12.02      $11.62
                                                         ======         ======       ======      ======      ======
TOTAL INVESTMENT RETURN ...............................  (25.57)%        20.68%       59.39%       9.28%       3.78%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................... $65,548        $55,043      $61,577      $5,419      $4,954
   Ratios to average net assets:
     Net investment
        (expenses in excess of) income ................    0.36%         (0.16)%       0.52%       0.92%       0.97%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .....................    1.16%          0.96%          --%         --%         --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) .....................    1.15%          0.96%        0.90%       0.90%       0.90%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .....................    1.16%          0.96%        2.21%       2.89%       2.79%
   Portfolio turnover rate ............................     220%           233%         239%        127%         55%


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       47

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--
 INVESTMENT CLASS
                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                              2001                       2000

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ........................ $21.31                     $18.09
                                                            ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..................................     --1                      0.01
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...............................  (5.08)                      3.49
                                                            ------                     ------
Total from investment operations ..........................  (5.08)                      3.50
                                                            ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions .........  (1.99)                     (0.28)
                                                            ------                     ------
   Total distributions ....................................  (1.99)                     (0.28)
                                                            ------                     ------
NET ASSET VALUE, END OF YEAR .............................. $14.24                     $21.31
                                                            ======                     ======
TOTAL INVESTMENT RETURN ................................... (25.88)%                    19.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ................. $9,661                     $9,430
   Ratios to average net assets:
     Net investment income ................................   0.12%                      0.04%
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ......   1.41%                      1.28%
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ......   1.40%                      1.28%
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ......   1.41%                      1.28%
   Portfolio turnover rate ................................    220%                       233%

--------------------------------------------------------------------------------
1    Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       48

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--                                              FOR THE PERIOD
  PREMIER CLASS                                              FOR THE        FEBRUARY 29, 2000 1
                                                          YEAR ENDED                    THROUGH
                                                    OCTOBER 31, 2001           OCTOBER 31, 2000

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $21.48                     $27.67
                                                              ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..................................     0.08                       0.07
   Net realized and unrealized loss on investments
     and foreign currencies ...............................    (5.08)                     (6.26)
                                                              ------                     ------
Total from investment operations ..........................    (5.00)                     (6.19)
                                                              ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................................    (0.12)                        --
   Net realized gain from investment transactions .........    (1.99)                        --
                                                              ------                     ------
   Total distributions ....................................    (2.11)                        --
                                                              ------                     ------
NET ASSET VALUE, END OF PERIOD ............................   $14.37                     $21.48
                                                              ------                     ------
TOTAL INVESTMENT RETURN ...................................   (25.44)%                   (22.37)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............... $159,332                   $213,688
   Ratios to average net assets:
     Net investment income ................................     0.52%                      0.56% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ......     0.91%                      0.90% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ......     0.90%                      0.90% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ......     1.16%                      1.15% 2
   Portfolio turnover rate ................................      220%                       233%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       49

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--                                   FOR THE PERIOD
  CLASS A                                                        FEBRUARY 28, 2001 1
                                                                             THROUGH
                                                                    OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................ $10.00
                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .............................................  (0.01)
   Net realized and unrealized loss on investments and foreign currencies ...  (1.80)
                                                                              ------
Total from investment operations ............................................  (1.81)
                                                                              ------
NET ASSET VALUE, END OF PERIOD .............................................. $ 8.19
                                                                              ======
TOTAL INVESTMENT RETURN ..................................................... (18.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................................   $484
  Ratios to average net assets:
     Expenses in excess of income ...........................................  (0.15)% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ........................   1.41% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ........................   1.40% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ........................   1.41% 2
   Portfolio turnover rate ..................................................    220%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       50

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--                                              FOR THE PERIOD
  CLASS B                                                                   FEBRUARY 28, 2001 1
                                                                                        THROUGH
                                                                               OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..................................................  $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .......................................................   (0.02)
   Net realized and unrealized loss on investments and foreign currencies .............   (1.87)
                                                                                         ------
Total from investment operations ......................................................   (1.89)
                                                                                         ------
NET ASSET VALUE, END OF PERIOD ........................................................  $ 8.11
                                                                                         ======
TOTAL INVESTMENT RETURN ...............................................................  (18.90)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...........................................     $80
   Ratios to average net assets:
     Expenses in excess of income .....................................................   (0.43)% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ..................................    2.16% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ..................................    2.15% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ..................................    2.16% 2
   Portfolio turnover rate ............................................................     220%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       51

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INTERNATIONAL SELECT EQUITY FUND--                                             FOR THE PERIOD
  CLASS C                                                                  FEBRUARY 28, 2001 1
                                                                                       THROUGH
                                                                              OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................................. $10.00
                                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .......................................................  (0.02)
   Net realized and unrealized loss on investments and foreign currencies .............  (1.87)
                                                                                        ------
Total from investment operations ......................................................  (1.89)
                                                                                        ------
NET ASSET VALUE, END OF PERIOD ........................................................ $ 8.11
                                                                                        ======
TOTAL INVESTMENT RETURN ............................................................... (18.90)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...........................................   $105
   Ratios to average net assets:
     Expenses in excess of income .....................................................  (0.53)% 2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ..................................   2.16% 2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ..................................   2.15% 2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ..................................   2.16% 2
   Portfolio turnover rate ............................................................    220%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       52

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EMERGING MARKETS
 EQUITY FUND--
 INSTITUTIONAL CLASS                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                           2001           2000         1999        1998        1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...................   $ 6.24        $  6.84      $  4.92     $  7.69     $  8.80
                                                         ------         ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................     0.09           0.01         0.03        0.03       (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............    (1.54)         (0.58)        1.89       (2.42)      (0.85)
                                                         ------         ------       ------      ------      ------
Total from investment operations .....................    (1.45)         (0.57)        1.92       (2.39)      (0.88)
                                                         ------         ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................       --          (0.03)          --          --          (0.01)
   Net realized gain from investment
     transactions ....................................    (0.32)            --           --       (0.38)      (0.22)
                                                         ------         ------       ------      ------      ------
Total distributions ..................................    (0.32)         (0.03)          --       (0.38)      (0.23)
                                                         ------         ------       ------      ------      ------
NET ASSET VALUE, END OF YEAR .........................   $ 4.47         $ 6.24       $ 6.84      $ 4.92      $ 7.69
                                                         ======         ======       ======      ======      ======
TOTAL INVESTMENT RETURN ..............................   (24.24)%        (8.45)%      39.02%     (32.66)%    (10.31)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ............ $104,381       $133,360     $163,886     $46,080     $94,101
   Ratios to average net assets:
     Net investment income ...........................     1.69%          0.16%        0.63%       0.90%       0.68%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................     1.28%          1.27%          --%         --%         --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ....................     1.25%          1.25%        1.25%       1.25%       1.25%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................     1.78%          1.76%        1.90%       1.52%       1.44%
   Portfolio turnover rate ...........................       83%            58%          70%         85%         94%


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       53

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of eleven separate investment portfolios (collectively the 'Funds'). The accompanying financial statements and notes thereto relate to European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

B. VALUATION OF SECURITIES
The Funds' investments are valued each business day using prices received from independent pricing services approved by the Trustees. Other investments in the Fund listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Fund's assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Funds are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses, to the extent realized are treated as ordinary income or loss for federal income tax purposes.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Funds' investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With

--------------------------------------------------------------------------------
                                       54

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counter party does not perform under the contract.

G. OPTION CONTRACTS
The Funds may enter into options contracts. Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund realizes a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently 'marked-to-market' to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security the Fund purchases upon exercise of the option.

H. FEDERAL INCOME TAXES
It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations that may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2001 have been primarily attributable to foreign currency transactions, investments in Passive Foreign Investment Companies, a return of capital, net operating losses and the utilization of earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid reduction for income tax purposes and distribution reallocation, and have been reclassified to the following accounts:

                                 Undistributed     Accumulated
                                Net Investment    Net Realized      Paid-in
Fund                             Income (Loss)  Gains (Losses)      Capital
----                            --------------  --------------      -------
European Equity Fund                $(178,541)        $393,082    $(214,541)
International Select Equity Fund     (740,314)         740,314           --
Emerging Markets Equity Fund         (220,848)         220,846            2

I. CAPITAL LOSSES
At October 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

                                    Net Realized
                                    Capital Loss            Expiration Year
Fund                               Carryforwards         2008          2009
----                                ------------         ----          ----
European Equity Fund                 $22,058,925   $3,397,901   $18,661,024
International Select Equity Fund      76,699,372           --    76,699,372
Emerging Markets Equity Fund          20,080,163           --    20,080,163

J. CASH
Deposits held at Brown Brothers Harriman ('BBH'), the Funds' custodian, in a variable rate account are classified as cash. At October 31, 2001 the interest rate was 1.80%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

--------------------------------------------------------------------------------
                                       55

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

K. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or each Fund are allocated among the funds in the Trust or the classes in each Fund, respectively.

L. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Under the Advisory agreement with the Trust, Deutsche Asset Management, Inc. ('DeAM, Inc.') serves as the Investment Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ('DeAMIS') (each the 'Advisor' or collectively the 'Advisors') serves as the Advisor for the International Select Equity Fund and the Emerging Markets Equity Fund. Under the agreement, the Advisors receive on a monthly basis, a fee at an annual rate based on the average daily net assets of each fund for which they serve as the Advisor as follows:

                                                 Annual
Fund                                               Fees
----                                             ------
European Equity Fund                              0.70%
International Select Equity Fund                  0.70%
Emerging Markets Equity Fund                      1.00%

The Trust entered into an administration agreement with DeAM, Inc. or the 'Administrator', an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund of 0.30%.

The Advisors and Administrator have contractually agreed to reduce their fees and/or reimburse the Funds through February 28, 2003, to the extent necessary, to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                                   International      Emerging
                        European          Select       Markets
                     Equity Fund     Equity Fund   Equity Fund
                     -----------   -------------   -----------
Institutional Class        1.25%           1.25%         1.25%
Investment Class           1.50            1.50            --
Premier Class                --            0.90            --
Class A                    1.50            1.50            --
Class B                    2.25            2.25            --
Class C                    2.25            2.25            --

Certain officers of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Trust for serving in this capacity.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class, Class B and Class C Shares pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class, Class B and Class C Shares average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class, Class B or Class C Shares.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2001, were as follows:

Fund                                        Purchases                Sales
----                                     ------------                -----
European Equity Fund                     $136,654,533         $157,109,194
International Select Equity Fund          602,024,615          550,140,557
Emerging Markets Equity Fund              103,359,568           97,061,631

--------------------------------------------------------------------------------
                                       56

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for all investments were as follows on October 31, 2001:

                                           Tax    Unrealized     Unrealized
Fund                                      Cost  Appreciation   Depreciation
-----                                     ----  ------------   ------------
European Equity Fund               $35,733,091    $1,637,993     $2,325,616
International Select Equity Fund   256,849,984     1,654,205     23,771,525
Emerging Markets Equity Fund       128,160,770     1,560,086     29,462,255

NOTE 4--CAPITAL SHARE TRANSACTIONS
At October 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:


                                                                                                    European Equity Fund
             -----------------------------------------------------------------------------------------------------------
                                        Institutional Class Shares                               Investment Class Shares
             -----------------------------------------------------   ---------------------------------------------------
                               For the                     For the                    For the                    For the
                            Year Ended                  Year Ended                 Year Ended                 Year Ended
                      October 31, 2001            October 31, 2000           October 31, 2001           October 31, 2000
             -------------------------   -------------------------   ------------------------  -------------------------
                 Shares         Amount       Shares         Amount       Shares        Amount       Shares        Amount
             ----------  -------------   ----------  -------------   ----------  ------------  -----------  ------------
Sold          3,893,490  $ 101,431,239    6,566,874  $ 194,147,515    3,335,001  $ 79,175,833    2,452,301  $ 70,287,444
Reinvested       18,556        521,428        4,273        117,898       14,362       384,032           --            --
Redeemed     (4,622,548)  (118,680,309)  (4,868,568)  (142,972,765)  (3,746,923)  (89,288,817)  (1,355,412)  (38,243,526)
             ----------  -------------   ----------  -------------   ----------  ------------  -----------  ------------
Net increase
   (decrease)  (710,502) $ (16,727,642)   1,702,579  $  51,292,648     (397,560) $ (9,728,952)   1,096,889  $ 32,043,918
             ==========  =============   ==========  =============   ==========  ============  ===========  ============


                                                                         European Equity Fund
             --------------------------------------------------------------------------------
                        Class A Shares              Class B Shares             Class C Shares
             -------------------------         -------------------        -------------------
                        For the Period              For the Period             For the Period
                   February 28, 2001 1         February 28, 2001 1        February 28, 2001 1
                               through                     through                    through
                      October 31, 2001            October 31, 2001           October 31, 2001
             -------------------------         -------------------        -------------------
                 Shares         Amount       Shares         Amount       Shares        Amount
             ----------  -------------     --------    -----------       ------  ------------
Sold            315,222    $ 2,518,601       12,634       $114,395       14,995     $ 131,092
Reinvested           --             --           --             --           --            --
Redeemed       (277,236)    (2,221,658)      (3,538)       (24,872)      (2,329)      (16,373)
               --------    -----------       ------       --------       ------     ---------
Net increase     37,986    $   296,943        9,096       $ 89,523       12,666     $ 114,719
               ========    ===========       ======       ========       ======     =========

--------------------------------------------------------------------------------
1    Commencement of operations.

--------------------------------------------------------------------------------
                                       57

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


                                                                                      International Select Equity Fund
            ----------------------------------------------------------------------------------------------------------
                                        Institutional Class Shares                             Investment Class Shares
            ------------------------------------------------------  --------------------------------------------------
                               For the                     For the                   For the                   For the
                            Year Ended                  Year Ended                Year Ended                Year Ended
                      October 31, 2001            October 31, 2000          October 31, 2001          October 31, 2000
            --------------------------   -------------------------  ----------   -----------   ----------  -----------
                 Shares         Amount       Shares         Amount      Shares        Amount       Shares       Amount
            -----------  -------------  -----------  -------------  ----------   -----------   ----------  -----------
Sold         19,163,111  $ 336,432,489   14,288,831  $ 333,177,375   5,911,641  $ 95,487,716    1,792,947  $46,635,620
Reinvested      176,484      3,270,251      110,157      2,468,314      61,781     1,133,674           11          242
Redeemed    (17,363,496)  (307,834,875) (15,241,592)  (388,389,818) (5,737,610)  (93,212,456)  (1,351,067) (32,824,485)
            -----------  -------------  -----------  -------------  ----------  ------------   ----------  -----------
Net increase
   (decrease) 1,976,099  $  31,867,865     (842,604) $ (52,744,129)    235,812  $  3,408,934      441,891  $13,811,377
            ===========  =============  ===========  =============  ==========  ============   ==========  ===========

                               International Select Equity Fund
            ---------------------------------------------------
                                           Premier Class Shares
            ---------------------------------------------------
                             For the             For the Period
                          Year Ended February 29, 20001 through
                    October 31, 2001           October 31, 2000
            ------------------------    -----------------------
                 Shares       Amount       Shares        Amount
            -----------   ----------    ---------  ------------
Sold             41,389   $  666,749    9,946,734  $261,971,387
Reinvested    1,139,194   21,064,883           --            --
Redeemed        (38,278)    (601,688)          --            --
              ---------   ----------    ---------  ------------
Net increase  1,142,305  $21,129,944    9,946,734  $261,971,387
              =========  ===========    =========  ============


                                                            International Select Equity Fund
              ------------------------------------------------------------------------------
                        Class A Shares              Class B Shares            Class C Shares
              ------------------------       ---------------------      --------------------
                        For the Period              For the Period            For the Period
                   February 28, 2001 1         February 28, 2001 1       February 28, 2001 1
                               through                     through                   through
                      October 31, 2001            October 31, 2001          October 31, 2001
              ------------------------       ---------------------      --------------------
                 Shares         Amount       Shares         Amount      Shares        Amount
              ---------    -----------        -----        -------      ------      --------
Sold            541,815    $ 4,820,228        9,831        $92,236      12,884      $123,029
Reinvested           --             --           --             --          --            --
Redeemed       (482,666)    (4,372,440)          --             --          --            --
              ---------    -----------        -----        -------      ------      --------
Net increase     59,149    $   447,788        9,831        $92,236      12,884      $123,029
              =========    ===========        =====        =======      ======      ========

--------------------------------------------------------------------------------
1    Commencement of operations.

--------------------------------------------------------------------------------
                                       58

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                      Emerging Markets Equity Fund
            ------------------------------------------------------
                               For the                     For the
                            Year Ended                  Year Ended
                      October 31, 2001            October 31, 2000
            --------------------------  --------------------------
                 Shares         Amount       Shares         Amount
            -----------  -------------  -----------  -------------
Sold         29,858,168  $ 161,896,137   10,674,820  $  82,381,420
Reinvested    1,138,061      6,316,236       85,482        718,906
Redeemed    (29,029,619)  (159,561,542) (13,328,270)  (108,960,266)
            -----------  -------------  -----------  -------------
Net increase
   (decrease) 1,966,610  $   8,650,831   (2,567,968) $ (25,859,940)
            ===========  =============  ===========  =============



NOTE 5--LINE OF CREDIT AGREEMENT
The Funds are participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on their relative net assets. The following is a summary of borrowings made during the year ended October 31, 2001:

                                                Weighted             Weighted
                                    Maximum      Average              Average
                                     Amount      Balance  Interest   Interest
Fund                               Borrowed  Outstanding      Paid       Rate
-----                              --------  -----------  --------   --------
European Equity Fund             $4,513,000   $1,178,021   $16,601      5.41%
International Select Equity Fund  7,970,000    3,604,652    24,337      5.36%
Emerging Markets Equity Fund      6,000,000    1,456,087    30,156      6.57%

--------------------------------------------------------------------------------
                                       59

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6--OPEN FORWARD FOREIGN CURRENCY CONTRACTS

On October 31, 2001, the European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund had the following open forward foreign currency contracts outstanding:


EUROPEAN EQUITY FUND                                                                                    Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                    In Exchange For    Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Euro                 1,500,000     British Pound     932,205    11/9/01            $(1,350,997)           $(11,708)
Euro                 1,500,000     British Pound     933,105    11/9/01             (1,350,997)             12,254
Norwegian Krone      1,901,000     US Dollars        213,488    11/2/01               (214,042)               (554)
------------------------------------------------------------------------------------------------------------------
                                                                                         Total              $   (8)
------------------------------------------------------------------------------------------------------------------
Contracts to Receive
------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------
Swiss Franc            257,000     US Dollars     $  158,368    11/1/01             $  157,391             $  (977)
Danish Krone         3,259,000     US Dollars        397,003    11/1/01                394,175              (2,828)
Euro                 1,423,000     US Dollars      1,290,092    11/1/01              1,281,646              (8,446)
British Pound          316,000     US Dollars        459,717    11/1/01                459,563                (154)
British Pound          106,000     US Dollars        154,071    11/2/01                154,157                  86
British Pound          932,205     Euro            1,500,000    11/9/01              1,355,717              16,427
British Pound          933,105     Euro            1,500,000    11/9/01              1,357,026              (6,225)
------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases            $ (2,117)
------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Depreciation            $ (2,125)
------------------------------------------------------------------------------------------------------------------


INTERNATIONAL SELECT EQUITY FUND                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                    In Exchange For    Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Euro                 1,107,386     Swiss Franc     1,628,411    11/1/01             $  997,384             $   954
Euro                   271,429     British Pound     169,019    11/1/01                244,467                 898
Euro                   578,896     British Pound     359,205    11/2/01                521,391               1,755
Euro                   913,124     Japanese Yen  100,653,635    11/1/01                822,419               2,679
Japanese Yen       191,213,822     Euro            1,729,816    11/2/01              1,562,141               9,967
Japanese Yen     1,640,000,000     Euro           14,977,579    2/1/02              13,480,819              63,660
Euro                 1,479,159     Swedish Krona  14,183,653    11/2/01              1,332,227               6,872
Euro                 2,292,359     US Dollar       2,070,000    11/1/01              2,064,647               5,353
------------------------------------------------------------------------------------------------------------------
                                                                                         Total           $  92,138
------------------------------------------------------------------------------------------------------------------
Contracts to Receive
------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------
Swiss Franc          1,628,411     Euro            1,107,386    11/1/01             $  997,263            $ (1,075)
British Pound          169,019     Euro              271,429    11/1/01                245,806                 442
British Pound          359,205     Euro              578,896    11/2/01                552,396                (750)
Japanese Yen       100,653,635     Euro              913,124    11/1/01                822,300              (2,797)
Euro                 1,729,816     Japanese Yen  191,213,822    11/2/01              1,557,984             (14,124)
Euro                14,977,579     Japanese Yen1,640,000,000    2/1/02              13,432,293            (112,186)
Swedish Krona       14,183,653     Euro            1,479,159    11/2/01              1,333,702              (5,397)
------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases           $(135,887)
------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Depreciation           $ (43,749)
------------------------------------------------------------------------------------------------------------------


EMERGING MARKETS EQUITY FUND                                                                            Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                    In Exchange For    Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------
Hong Kong Dollars      329,151     US Dollars        $42,204    11/2/01                $42,200                 $(4)
------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases                 $(4)
------------------------------------------------------------------------------------------------------------------
                                                                 Total Unrealized Depreciation                 $(4)
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       60

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 7--WRITTEN CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period, for the European Equity Fund, were as follows:


                                                             Calls--Actual                           Puts--Actual
-----------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
-----------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2000             --                    --                  --                 --
Options Written                                4,227                98,172               7,000             31,500
Options Closed                                (3,750)              (40,534)                 --                 --
Options Expired                                 (272)              (27,560)             (7,000)           (31,500)
Options Exercised                                 --                    --                  --                 --
-----------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2001            205                30,078                  --                 --
-----------------------------------------------------------------------------------------------------------------

With options outstanding at October 31, 2001:

                                                                 Number of          Expiration
Description                                      Type            Contracts                Date              Value
-----------------------------------------------------------------------------------------------------------------
Philips Electronics
  (Strike price $28.23)                          Call                  205        January 2002            $24,925
-----------------------------------------------------------------------------------------------------------------

NOTE 8--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Emerging Markets Equity Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

NOTE 9--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2001, there was one shareholder who individually held 60% of the outstanding shares of the Emerging Markets Equity Fund.

--------------------------------------------------------------------------------
                                       61

International Equity Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of European Equity Fund, International Select Equity Fund and Emerging Market Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Equity Fund, International Select Equity Fund and Emerging Market Equity Fund (three of the funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the 'Funds') at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended October 31, 2001

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 2001 CALENDAR YEAR AFTER YEAR END.

The amount of long-term capital gains distributions paid for the fiscal year ended October 31, 2001, all of which is taxable at the 20% capital gains rate, was as follows:

International Select Equity Fund             $2,060,996
Emerging Markets Equity Fund                  6,593,298

During the year ended October 31, 2001, the following Funds received income from foreign sources and paid foreign taxes. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

                                                        Foreign
                                     Foreign      Per       Tax         Per
                                      Income    Share  Withheld       Share
                                  ----------   ------  --------      ------
European Equity Fund              $1,111,748   $0.608  $132,728      $0.073
International Select Equity Fund   4,186,828    0.256   503,172       0.031
Emerging Markets Equity Fund       3,822,029    0.164   302,082       0.013

--------------------------------------------------------------------------------
                                       62

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Funds.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


European Equity Fund
   Institutional Class                      CUSIP #61735K307
   Investment Class                         CUSIP #61735K679
   Class A Shares                           CUSIP #61735K521
   Class B Shares                           CUSIP #61735K513
   Class C Shares                           CUSIP #61735K497

International Select Equity Fund
   Institutional Class                      CUSIP #61735K604
   Investment Class                         CUSIP #61735K695
   Premier Class                            CUSIP #61735K570
   Class A Shares                           CUSIP #61735K489
   Class B Shares                           CUSIP #61735K471
   Class C Shares                           CUSIP #61735K463

Emerging Markets Equity Fund
   Institutional Class                      CUSIP #61735K109
                                            INTLEQANN (10/01)
                                            Printed 12/01
Distributed by:
ICC Distributors, Inc.